                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No.1)

    Check the appropriate box:
    /X/  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive Information Statement
             U.S.A. Growth Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/X/  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:
           Common Stock, par value $ .001 per share
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
          4,294,927
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           $ 0.20 (twenty cents) per share
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
             $858,986
         -----------------------------------------------------------------------
     (5) Total fee paid:
               $ 172
         -----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                              INFORMATION STATEMENT


                               U.S.A. Growth Inc.
                          1530 Brookhollow Dr., Suite C
                               Santa Ana, CA 92705



                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY


         This Information Statement is furnished by the Board of Directors of U.S.A. Growth Inc., a Delaware corporation (the "Company"), to the holders of record at the close of business on August 16, 1999 (the "Record Date"), of the Company's outstanding Common Stock, par value $0.001 per share (the "Common Stock") pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement is being furnished to such stockholders in connection with (i) the merger of World Shopping Network, Inc., a Wyoming corporation ("WSN"), with and into the Company (the "Merger"); (ii) a reverse split of the issued and outstanding shares of the Common Stock on a one-for-twelve (1:12) basis, (the "Reverse Stock Split");
(iii) an amendment (the "Share Amendment") to the Certificate of Incorporation of the Company to implement the Reverse Stock Split and to change the name of the Company to World Shopping Network, Inc. ("Name Change'); and (iv) the election of new directors of the Company.

         The Company's Board of Directors unanimously approved the Merger, the Reverse Stock Split, the Name Change and the Share Amendment at a meeting duly held and called on August 17, 1999. Under applicable Delaware Law, approval of the Merger and the Share Amendment requires an affirmative vote of a majority of the outstanding shares of Common Stock. On August 17, 1999, holders of a majority of the issued and outstanding shares of Common Stock approved the Merger and the Share Amendment by written consent in accordance with and as permitted by Section 228 of the General Corporation Law of the State of Delaware ("Delaware Law").

         The Merger will be completed upon the terms and conditions provided in the Agreement and Plan of Merger dated as of September 15, 1999 by and among the Company, WSN and the principal stockholders of the Company (the "Merger Agreement"), a true and correct copy of which is attached hereto as Exhibit A. The Merger Agreement provides for WSN to be merged with and into the Company, with the Company being the surviving corporation.


         This Information Statement is being sent to the Company's stockholders on or about October 1, 1999.

                              AVAILABLE INFORMATION

         The Company is subject to the information and reporting requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain regional offices of the Commission located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661, and 7 World Trade Center, 13th, Floor, New York, New York 10048. Copies of such information can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, Washington, D.C. 20549.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents previously filed by the Company with the Commission (File No. 000-20277) pursuant to the Exchange Act are incorporated herein by reference:

     1. The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996 and on Form 10-KSB for the fiscal years ended July 31, 1997 and July 31, 1998, respectively, filed pursuant to Section 13(a) of the Exchange Act.

     2. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since July 31, 1998, consisting of the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended October 31, 1998, January 31, 1999 and April 30, 1999, respectively; and the Company's current report on Form 8-K dated August 26, 1999.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                              OWNERS AND MANAGEMENT



GENERAL


         The following table presents certain information as to the beneficial ownership of the Common Stock on the Record Date by (i) each person known by the Company to own beneficially five percent or more of the Common Stock; (ii) each director of the Company; and (iii) all executive officers and directors of the Company as a group. All persons listed below have sole voting and investment power with respect to their shares, unless otherwise indicated. There are no family relationships among the executive officers and directors.


Name of Beneficial Owner                                   Shares Beneficially            Percent of Outstanding
or Identity of Group                                              Owned                           Shares
------------------------                                   -------------------            ----------------------
TriStar Diversified Ventures, LLC (1)(2)                           54,000,000                          58.085%

John J. Anton (3)                                                  15,000,000                          16.135%

Nick Markulis (4)                                                  10,950,000                          11.778%

John Moore                                                                -0-                              -0-

Martin Bloomenstein                                                       -0-                              -0-

Executive officers and directors as a group (3)                    15,000,000                          16.135%
persons)


------------------------
1        TriStar's address is 1601 E. Flamingo Road, Suite 18, Las Vegas, Nevada
         89119.
2        The managing member of the TriStar limited liability company is Charles
         F. Woods, Jr. and, therefore, he may be deemed to be the beneficial owner of all of the shares of Common Stock beneficially owned by TriStar.
3        Mr. Anton's address is 1530 Brookhollow Drive, Suite C, Santa Ana, CA
         92705.
4        Mr. Markulis' address is 1530 Brookhollow Drive, Suite C, Santa Ana, CA
         92705.

                                CHANGE OF CONTROL


         On August 16, 1999 pursuant to a Share Exchange Agreement dated as of August 16, 1999, among the Company, TriStar, John J. Anton, and Nick Markulis, TriStar and Messrs. Anton and Markulis exchanged all of their shares of common stock of World Shopping Network, Inc., a Wyoming corporation ("WSN"), for an aggregate of 79,950,000 newly issued shares of common stock of the Company (the "Exchange"). As a result of the Exchange (a) TriStar holds 54,000,000 shares of Common Stock, which represents approximately 58% of the issued and outstanding Common Stock, (b) John J. Anton holds 15,000,000 shares of the Common Stock, which represents approximately 16% of the issued and outstanding Common Stock, and (c) Nick Markulis holds 10,950,000 shares of Common Stock, which represents approximately 12% of the issued and outstanding Common Stock.

         As a result of the Share Exchange Agreement the Company owns approximately 59% of the issued and outstanding shares of WSN and WSN is a majority owned subsidiary of the Company.

                                   THE MERGER

GENERAL

         Since its inception in August 1987 the Company has not generated any operating revenues. The Company engages in research, either by itself and/or through the use of independent consultants, to determine what types of business can be established by a new venture which would have potentially high profits. The Board of Directors has given careful consideration to the Merger, the relative values of the Company and WSN and the potential benefits of the Merger. Based on the foregoing considerations the Board of Directors believes that the transactions contemplated by the Plan and Agreement of Reorganization ("Merger Agreement") pursuant to which the Merger will be effected are fair and in the best interest of the Company and its stockholders.

BUSINESS OF WSN

         WSN is an early development stage company engaged in providing 24-hour, seven-day worldwide Internet-based service on-line for the direct sale and delivery of a wide variety of competitively priced consumer products and services. WSN's objective is to become a dominant international electronics retailer.

     Formed in January 1994, WSN began operations in April 1994. To date, the WSN's principal activities have focused on (A) the development and implementation of an Internet shopping model, the WSN Mall; (B) the development of proprietary technology to support such model; (C) an analysis of products and services to be offered; (D) relationship development with providers of such products and services; (E) the design, development and implementation of Proprietary merchandising and marketing techniques to support the WSN Mall model, and (F) the identification and building of a management team.

     The WSN's primary marketing objective is to make it convenient for the E-Commerce consumer to purchase a broad range of products and services at prices that are highly competitive with traditional mail order and electronic retail channels.

     To accomplish this objective the WSN has developed a nontraditional retail model, its WSN Mall Internet Department Store. WSN Mall differs from most other shopping sites on the Internet because it is a true retail `store'. Most other shopping sites on the Internet are `Malls'. When a consumer visits the `Malls', they are in most cases actually reviewing a list of manufacturers and resellers who have their own separate Web sites. The consumer must then link to one of these other sites by actually leaving the `Mall' location.

     Most of these manufacturers and resellers do not have the capability of selling their products directly over the Internet, so once at the new site, the consumer must call an 800 number to place an order separately by phone. In other cases, the manufacturer or reseller will present a list of local `dealers' the consumer can visit. As a result, most `Malls' on the Internet essentially become electronic advertising agencies. Consequently, no unique advantage to the telephone-mail order format is provided to the consumer.

     WSN Mall, on the other hand, is a true retailer. When a consumer comes `into' the WSN Mall store, they have the capability of purchasing any product presented directly, without having to go to another site or call an 800 number. By dealing directly with WSN Mall, the consumer is assured of the overall satisfaction and convenience of purchasing from a `one stop' shopping source.

     In addition, WSN Mall offers a value-added shopping experience by featuring the ability to process the transaction conveniently, while presenting a broad range of products at exceptional prices in a global format for any shopper who can access the Internet.

     The WSN Mall model is based on demand for convenient purchases of a broad range of consumer products and services. Its revenues are primarily generated by the sale of the products and services offered through its Web site. Consequently, WSN Mall has a vested interest in ensuring those products and services are purchased.

     The Internet `Malls' have little or no such incentive to sell products and services because their revenues are generated by `advertising' others' Web sites.

     In dealing directly with WSN Mall, manufacturers and other product suppliers are assured of a low-cost distribution channel to a large potential customer base by working with an organization that is highly motivated to sell those suppliers' products and services. Other advantages to this supplier include increasing market share without increasing personnel, administrative and advertising costs. Products are promoted globally without increasing advertising expenditures. By presenting products and services under the WSN Mall advertising umbrella, promotion of product is assured in each advertising vehicle WSN Mall undertakes.

     By increasing market share without additional associated costs (normally 15% to 40% of total product costs) the suppliers can offer their products and services at a reduced cost to WSN Mall. In turn, WSN Mall intends to pass these cost savings on to its customers. The Company also offers a Frequent Buyer program that rewards customer loyalty by providing the opportunity to accrue points for purchases. Such points are then redeemed for additional discounts and sales incentives at later dates.

     WSN Mall offers substantial savings to the consumer, as compared to traditional retail storefront pricing and more modest savings from mail order and catalog sales. Consequently, the WSN Mall customer will receive a broad range of products and services on terms representing unprecedented value and convenience.

THE MERGER

         The Merger Agreement provides for WSN to be merged with and into the Company, with the Company being the surviving corporation. All of the issued and outstanding shares of common stock, $.001 par value per share, of WSN shall be converted into an aggregate of 4,294,927 shares of Common Stock or approximately
2.5 shares of Common Stock (after the Reverse Stock Split) for each outstanding share of WSN common stock. Upon the effectiveness of the Merger, the Company will change its name to World Shopping Network, Inc. The Certificate of Incorporation and Bylaws of the Company will continue to govern the operation of the Company.

DISSENTERS' RIGHTS

         Under Section 262 of the Delaware Law ("Section 262"), holders of shares of Common Stock may demand an appraisal of the fair value of their shares and payment in cash for their shares if they have not voted in favor of or otherwise consented to the Merger. Section 262 is reprinted in its entirety as Exhibit B to this Information Statement. All references in Section 262 and this summary thereof to a "stockholder" are to the record holder of the shares as to which appraisal rights are asserted. A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker or nominee, and who desires to exercise appraisal rights, must act promptly to cause the record holder to follow promptly the steps summarized below and in a timely manner to perfect the appraisal rights the beneficial owner may have.

         The Company must notify each of its stockholders, either before the effective date of the Merger ("Effective Date") or within ten days thereafter, that appraisal rights are available, together with a copy of Section 262 (this Information Statement constitutes such notice). Stockholders of record who desire to exercise their appraisal rights must: (i) hold shares on the date of making a demand for appraisal; (ii) hold the shares continuously of record on the

Effective Date and the date of the making of the written demand; and (iii) within 20 days after notice of appraisal rights from the Company, deliver a written demand for appraisal to the Company at 1530 Brookhollow Drive, Suite C, Santa Ana, California 92705, Attention: President. A request for appraisal rights need not be made with respect to all shares owned by stockholder where such stockholder holds shares of record as nominee for the beneficial owner thereof. Although a stockholder must not have voted in favor of the Merger,
Section 262 does not require that a stockholder vote against the Merger in order to preserve his appraisal rights.

         Within 120 days after the Effective Date, the Company or any stockholder who has satisfied the foregoing conditions and is otherwise entitled to appraisal rights under Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares. The Company does not intend to file a petition or initiate any negotiations with respect to the fair value of these shares. Accordingly, stockholders of the Company who wish to properly exercise appraisal rights should regard it as their obligation to initiate all necessary action with respect to the perfection of their appraisal rights within the time periods prescribed in Section 262.

         Only a holder of record of shares is entitled to assert appraisal rights for shares registered in that holder's name. The demand should be executed by or for the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as authorized agent for the record owner.

         A record holder, such as a broker, who holds shares as nominee for the beneficial owner thereof, may exercise the holder's right of appraisal with respect to the shares held for all or less than all of those beneficial owners. In that case, the written demand should set forth the number of shares covered by it. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares outstanding in the name of the applicable record owner.

         Within 120 days after the Effective Date, any stockholder who has complied with the requirements for exercise of appraisal rights, as discussed above, is entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares with respect to which demands for appraisal have been made and the aggregate number of holders of those shares. This statement must be mailed within ten days after the written request therefor has been received by the Company, or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

         If a petition for appraisal is timely filed, after a hearing on the petition, the Delaware Court of Chancery will determine the stockholders entitled to appraisal rights and will appraise the shares owned by those stockholders, determining "fair value" exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Simple or compound interest may be paid. The judicial determination of the "fair value" of the shares is required to be based on all relevant factors involving the value of a company, including market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. The presiding Court shall direct payment of the fair value of the shares by the Company to stockholders entitled thereto.

                  Stockholders considering exercising their rights of appraisal should bear in mind that the fair value of their shares determined under Section 262 could be more than, the same or less than the market price of their shares of Common Stock. The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed against the parties as the Delaware Court of Chancery deems equitable in the circumstances. Upon application of a dissenting stockholder, the Delaware Court of Chancery may order that all or a portion of the expenses of experts incurred by any dissenting stockholder in connection with the appraisal proceedings, including, without limitation, reasonable attorney's fees and the fees and expenses of such experts, be charged pro rata against the value of all shares entitled to appraisal.

         Any stockholder who has duly demanded appraisal in compliance with
Section 262 will not, after the Effective Date, be entitled to vote the shares subject to such demand for any purpose or to receive payment of dividends or distributions payable to stockholders of record at a date prior to the Effective Date.

         If any stockholder who demands appraisal of his shares under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, the shares of that holder will continue to be shares of Common Stock of the Company. A stockholder will fail to perfect, and will effectively lose his right to appraisal, if no petition for appraisal is filed within 120 days after the Effective Date, of if the stockholder delivers to the Company a written withdrawal of his demand for an appraisal, except that any attempt to withdraw made more than 60 days after the Effective Date requires the written approval of the Company. Furthermore, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Court, which approval may be conditioned upon terms that the Court deems just.

         Dissenters who elect to receive cash for their shares of Common Stock may be subject to federal and/or state income tax on any gain resulting from the transaction.

         Reference is made to Exhibit B to this Information Statement for the complete text of the provisions of Section 262 of the Delaware Law relating to the rights of dissenting stockholders. The statements made in this summary are qualified in their entirety by reference to such Exhibit B. THE PROVISIONS OF
SECTION 262 OF THE DELAWARE LAW ARE TECHNICAL IN NATURE AND COMPLEX. IT IS SUGGESTED THAT ANY STOCKHOLDER WHO DESIRES TO AVAIL HIMSELF OF HIS/HER RIGHT TO

DISSENT CONSULT INDEPENDENT LEGAL COUNSEL BECAUSE FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF SECTION 262 MAY PRECLUDE THE EXERCISE OF HIS/HER DISSENTERS' RIGHTS.

                     CERTAIN PRO FORMA FINANCIAL STATEMENTS

                               U.S.A. GROWTH, INC.
                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)
                                 MARCH 31, 1999


                                                         COMPANY                WSN             PRO FORMA           PRO FORMA
                                                        HISTORICAL          HISTORICAL         ADJUSTMENTS*        AFTER MERGER
                                                        -----------         ----------         ------------        ------------
ASSETS
    Cash                                                $   405,068         $    49,564         ($  405,068)        $    49,564
    Accounts Receivable                                       1,150              16,641              (1,150)             16,641
    Inventory                                                     0               7,984                                   7,984
                                                        -----------         -----------                             -----------
                                Total Current Assets        406,218              74,189                                  74,189

    Property & Equipment                                          0              10,347                                  10,347

    Other Assets                                                  0               1,955                                   1,955
                                                        -----------         -----------         -----------         -----------
                                        Total Assets    $   406,218         $    86,491         ($  406,218)        $    86,491
                                                        -----------         -----------         -----------         -----------
                                                        -----------         -----------         -----------         -----------
*ADJUSTMENTS POST MERGER

LIABILITIES AND STOCKHOLDERS' EQUITY

    Current Liabilities                                 $         0         $     6,241                             $     6,241
                                                        -----------         -----------                             -----------

Stockholders' Equity:
    Common Stock (Company:  Common Stock,                    11,100           1,035,218             (11,100)          1,035,218
    par value $.001 per share, authorized
    100,000,000 shares, issued and outstanding
    11,100,000 shares; WSN common stock, par
    value $.001 per share, authorized
    500,000,000 shares, issued and outstanding
    4,482,971 shares.)
    Capital in excess of par value                          723,243                                (723,243)
    Deficit accumulated during development
    stage                                                  (328,125)           (954,968)            328,125            (954,968)
                                                        -----------         -----------         -----------         -----------
                          Total Stockholders' Equity        406,218              80,250            (406,218)             80,250
                                                        -----------         -----------         -----------         -----------
          Total Liabilities and Stockholders' Equity    $   406,218         $    86,491                   0         $    86,491
                                                        -----------         -----------         -----------         -----------
                                                        -----------         -----------         -----------         -----------

                          WORLD SHOPPING NETWORK, INC.
                             Santa Ana, California

                                  AUDIT REPORT

                             JUNE 30, 1998 and 1997

                                 C O N T E N T S

     Independent Auditors' Report ................................................................  1

     Consolidated Balance Sheet at June 30, 1998 and 1997 ........................................  2-3

     Consolidated Statement of Operations For the Years Ended June 30,
         1998 and 1997, and From Inception (October 2, 1996) To
         June 30, 1998 ...........................................................................  4

     Consolidated Statement of Stockholders' Equity From Inception
          (October 2, 1996) To June 30, 1998 .....................................................  5-6

     Consolidated Statement of Cash Flows For the Years Ended June 30,
         1998 and 1997, and From Inception (October 2, 1996) To
         June 30, 1998 ...........................................................................  7-8

     Notes to the Consolidated Financial Statements ..............................................  9-13

All schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto.

                                  [LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
World Shopping Network, Inc.
Santa Ana, California 92705

We have audited the accompanying consolidated balance sheet of World Shopping Network, Inc. (A Development Stage Company), (the Company), as of June 30, 1998 and 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 1998 and 1997 and the consolidated results of their operations and their consolidated cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1, the Company has been in the development stage since its inception on October 2, 1996. The Company is devoting substantially all of its present efforts in establishing its business and although planned principal operations have commenced, there has been no significant revenues. Management's plans regarding the matters which raise doubts about the Company's ability to continue as a going concern are disclosed in Note 1 to the financial statements. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

/s/ Clancy  and Co., P.L.L.C.
Clancy  and Co., P.L.L.C.
Phoenix, Arizona
September 30, 1998

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET
                             JUNE 30, 1998 AND 1997

                                     ASSETS

                                                                         1998            1997
                                                                      -----------     -----------
Current Assets
   Cash                                                               $     3,142     $   137,777
   Accounts Receivable                                                     36,652          53,599
   Stock Subscriptions Receivable (Note 3)                                 14,500               0
   Inventory                                                                7,984           8,063
   Prepaid Expenses                                                             0           1,721
                                                                      -----------     -----------
Total Current Assets                                                       62,278         201,160

Property and Equipment, Net (Note 4)                                       27,173          30,872

Other Assets
   Accounts Receivable, Employees                                               0           7,536
   Organization Costs, Net                                                    860           1,525
   Security Deposits                                                        1,395           1,395
                                                                      -----------     -----------
Total Other Assets                                                          2,255          10,456
                                                                      -----------     -----------

Total Assets                                                          $    91,706     $   242,488
                                                                      -----------     -----------
                                                                      -----------     -----------


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET
                             JUNE 30, 1998 AND 1997

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                          1998            1997
                                                                      -----------      -----------
Current Liabilities
   Accounts Payable                                                   $    34,701            2,946
   Notes Payable, Bank (Note 5)                                               288            7,500
   Notes Payable, Officer                                                   1,000                0
                                                                      -----------      -----------
Total Current Liabilities                                                  35,989           10,446

Stockholders' Equity
  Preferred Stock: Authorized 5,000,000 No Par Value Shares,
    Issued and Outstanding 909,336 at June 30, 1998 and 492,500
    Shares at June 30, 1997                                               666,439          433,500
  Common Stock: Authorized 500,000,000 No Par Value Shares;
    Issued and Outstanding, 1,552,000 at June 30, 1998 and
    783,000 Shares at June 30, 1997                                       168,579          145,045
  Loss Accumulated During The Development Stage                          (779,301)        (346,503)
                                                                      -----------      -----------
Total Stockholders' Equity                                                 55,717          232,042
                                                                      -----------      -----------

Total Liabilities and Stockholders' Equity                            $    91,706      $   242,488
                                                                      -----------      -----------
                                                                      -----------      -----------


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE YEARS ENDED JUNE 30, 1998 AND 1997, AND FOR
          THE PERIOD FROM INCEPTION (OCTOBER 2, 1996) TO JUNE 30, 1998


                                                                                      For The Period
                                                                                      From Inception
                                                  For The Year      For The Year        (October 2,
                                                     Ended             Ended           1996) to June
                                                 June 30, 1998      June 30, 1997        30, 1998
                                                 -------------      -------------      -------------
Revenues                                         $      38,732      $      25,200      $      63,932

Cost of Sales                                                0                903                903
                                                 -------------      -------------      -------------
Gross Profit                                            38,732             24,297             63,029

Expenses
   General and Administrative                          472,759            294,708            767,467
                                                 -------------      -------------      -------------

Operating Loss                                        (434,027)          (270,411)          (704,438)

Other Income (Expense)
   Interest Income                                       1,229                665              1,894
   Interest Expense                                          0               (757)              (757)
   Write Off of Computer Program                             0            (76,000)           (76,000)
                                                 -------------      -------------      -------------
Total Other Income (Expense)                             1,229            (76,092)           (74,863)
                                                 -------------      -------------      -------------

Net  Loss                                        $    (432,798)     $    (346,503)     $    (779,301)
                                                 -------------      -------------      -------------
                                                 -------------      -------------      -------------

Net  Loss Per Share of Common Stock              $       (0.51)     $       (0.44)     $       (0.92)
                                                 -------------      -------------      -------------
                                                 -------------      -------------      -------------

Weighted Number of Common Shares Outstanding           842,903            783,000            842,903
                                                 -------------      -------------      -------------
                                                 -------------      -------------      -------------


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE PERIOD FROM INCEPTION (OCTOBER 2, 1996)
                              THROUGH JUNE 30, 1998

                                                                                                     Loss
                                                                                                  Accumulated
                                                                                                  During the
                                        Preferred Stock                  Common Stock             Development
                                     Shares         Amount           Shares         Amount           Stage           Total
                                  ------------    ------------    ------------    ------------    ------------    ------------
Issuance of Common Stock
   in Exchange for 100%
   of the Outstanding
   Common Stock of World
   Shopping Network, Inc.
   (CA) on October 15, 1996                       $                    665,000    $     86,045    $               $     86,045

Issuance of Preferred Stock
   For Cash Through
   Offering on  October 15,
   1996 to June 30, 1997               492,500         985,000                                                         985,000

Stock Offering Cost                                   (492,500)                                                       (492,500)

Issuance of Common Stock
   For Services on Preferred
   Stock Offering on
   October 15, 1996                                    (59,000)        118,000          59,000                               0

Loss From Inception
   (October 2, 1996)
   Through June 30, 1997                                                                              (346,503)       (346,503)
                                  ------------    ------------    ------------    ------------    ------------    ------------
Balance, June 30, 1997                 492,500         433,500         783,000         145,045        (346,503)        232,042

Issuance of Preferred Stock
   For Cash Through
   Offering from July 1, 1997
   Through September 30, 1997          133,750         267,500                                                         267,500

Stock Offering Costs                                  (128,923)                                                       (128,923)

Issuance of Preferred Stock
   For Cash Through
   Offering During March, 1998          34,500          11,500                                                          11,500

Issuance of Preferred Stock
   For Cash Through
   Offering During April, 1998         197,336          65,779                                                          65,779


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE PERIOD FROM INCEPTION (OCTOBER 2, 1996)
                              THROUGH JUNE 30, 1998

                                                                                                     Loss
                                                                                                  Accumulated
                                                                                                  During the
                                        Preferred Stock                  Common Stock             Development
                                     Shares         Amount           Shares         Amount           Stage           Total
                                  ------------    ------------    ------------    ------------    ------------    ------------
Issuance of Preferred Stock
   For Cash Through
   Offering During May, 1998            11,250    $      3,750                    $               $               $      3,750

Issuance of Preferred Stock
   For Cash Through
   Offering During June, 1998           40,000          13,333                                                          13,333

Issuance of Common Stock
   For Services on June 5, 1998                                        700,500             701                             701

Issuance of Common Stock
   For Cash on June 22, 1998                                            68,500          22,833                          22,833

Loss, Year Ended
   June 30, 1998                                                                                      (432,798)       (432,798)
                                  ------------    ------------    ------------    ------------    ------------    ------------
Balance, June 30, 1998                 909,336    $    666,439       1,552,000    $    168,579    $   (779,301)   $     55,717
                                  ============    ============    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                         CONSOLIDATED STATEMENT OF CASH
                   FLOWS FOR THE YEARS ENDED JUNE 30, 1998 AND
                     1997, AND FOR THE PERIOD FROM INCEPTION
                       (0CTOBER 2, 1996) TO JUNE 30, 1997

                                                                                        For The
                                                                                      Period From
                                                                                        Inception
                                                    For The Year     For The Year      (October 2,
                                                       Ended            Ended        1996) to June
                                                    June 30, 1998    June 30, 1997      30, 1998
                                                    -------------    -------------   -------------
Cash Flows From Operating Activities
   Net Loss                                          $   (432,798)   $   (346,503)   $   (779,301)
   Adjustments to Reconcile Net Loss to Net Cash
       Used In Operating Activities
   Common Stock Issued for Services                           701          59,000          59,701
   Depreciation and Amortization                           22,442          19,737          42,179
   Changes in Assets and Liabilities
       (Increase) Decrease in Accounts Receivable           2,447         (53,599)        (51,152)
       (Increase) Decrease in Inventory                        79          (8,063)         (7,984)
       (Increase) Decrease in Prepaid Expenses              1,721          (1,721)              0
       (Increase) Decrease in Accounts Receivable,
         Employees                                          7,536          (7,536)              0
       (Increase) Decrease in Organization Costs                0          (2,325)         (2,325)
       (Increase) Decrease in Security Deposits                 0          (1,395)         (1,395)
       Increase (Decrease) in Accounts Payable             31,755           2,946          34,701
                                                     ------------    ------------    ------------
   Total Adjustments                                       66,681           7,044          73,725
                                                     ------------    ------------    ------------
Net Cash Used In Operating Activities                    (366,117)       (339,459)       (705,576)

Cash Flows From Investing Activities
   Purchase of Equipment                                  (18,078)        (49,809)        (67,887)
                                                     ------------    ------------    ------------
Net Cash Flows Used In Investing Activities               (18,078)        (49,809)        (67,887)

Cash Flows From Financing activities
   Proceeds From Sale of Stock                            384,695       1,071,045       1,455,740
   Offering Costs                                        (128,923)       (551,500)       (680,423)
   Loan Proceeds                                                0          13,500          13,500
   Loan Repayments                                         (7,212)         (6,000)        (13,212)
Loans Proceeds - Officers                                   1,000               0           1,000
                                                     ------------    ------------    ------------


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                         CONSOLIDATED STATEMENT OF CASH
                   FLOWS FOR THE YEARS ENDED JUNE 30, 1998 AND
                     1997, AND FOR THE PERIOD FROM INCEPTION
                       (0CTOBER 2, 1996) TO JUNE 30, 1997

                                                                                        For The
                                                                                      Period From
                                                                                        Inception
                                                    For The Year     For The Year      (October 2,
                                                       Ended            Ended        1996) to June
                                                    June 30, 1998    June 30, 1997      30, 1998
                                                    -------------    -------------   -------------

Net Cash Flows Provided By Financing Activities      $    249,560         527,045        776,605
                                                     ------------    ------------   ------------

Increase in Cash and Cash Equivalents                    (134,635)        137,777          3,142

Cash and Cash Equivalents, Beginning of Year              137,777               0              0
                                                     ------------    ------------   ------------

Cash and Cash Equivalents, End of Year               $      3,142    $    137,777   $      3,142
                                                     ============    ============   ============

SUPPLEMENTAL INFORMATION
Cash Paid For:
   Interest                                          $          0    $        757   $        757
                                                     ============    ============   ============
   Income Taxes                                      $          0    $          0   $          0
                                                     ============    ============   ============

Noncash Investing and Financing Activities:
  On October 15, 1996, the Company Issued
    665,000 Shares of Common Stock in
    Exchange For 100% of the Outstanding Stock
    of World Shopping Network, Inc. (CA)             $          0    $     86,045   $     86,045
                                                     ============    ============   ============
  On October 15, 1996, the Company Issued
    118,000 Shares of Common Stock in Exchange
    for Services on the Preferred Stock Offering     $          0    $     59,000   $     59,000
                                                     ============    ============   ============
  On June 5, 1997, the Company Issued 700,500
    Shares of Common Stock in Exchange for
    Services at $0.001 Per Share                     $        701    $          0   $        701
                                                     ============    ============   ============


   The accompanying notes are an integral part of these financial statements.

                          WORLD SHOPPING NETWORK, INC.
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997

NOTE 1 -   ORGANIZATION

     World Shopping Network, Inc. (the Company) was incorporated under the laws of the State of Wyoming on October 2, 1996, with an authorized capital of 505,000,000 shares of which 5,000,000 shares are no par value preferred shares and 500,000,000 are no par value common shares. The Company is engaged in providing worldwide shopping services through Internet access users via conventional phone lines.

     On October 15, 1996, the Company issued 665,000 shares of common stock in exchange for 100% of the common stock of World Shopping Network, Inc., a California Corporation, at net book value of their common stock, or $86,045.

     On October 15, 1996, the Company issued 492,500 shares of preferred stock at $2.00 per share in a Private Place Memorandum dated October 15, 1996 or $985,000, less offering costs of $551,500, or a net of $433,500.

     On October 15, 1996, the Company issued 118,000 shares of common stock for services in connection with the Private Place Memorandum at $0.50 per share, or $59,000.

     During the period July 1, 1997 through September 30, 1997, the Company issued 133,750 shares of preferred stock for cash at $2.00 or $267,500, less offering costs of $128,923, or a net of $138,577.

     During March, 1998, the Company issued 34,500 shares of preferred stock for cash at $0.33 per share, or $11,500.

     During April, 1998, the Company issued 197,336 shares of preferred stock for cash at $0.33 per share, or $65,779.

     During May, 1998, the Company issued 11,250 shares of preferred stock for cash at $0.33 per share, or $3,750.

     During June, 1998, the Company issued 40,000 shares of preferred stock for cash at $0.33 per share, or $13,333.

     One June 5, 1998, the Company issued 700,500 shares of common stock for services at $0.001 per share, or $701.

     On June 22, 1998, the Company issued 68,500 shares of common stock for cash at $0.33 per share, or $22,833.



   The accompanying notes are an integral part of these financial statements.

     The Company is a development stage company, as defined in the Financial Accounting Standards Board No. 7. The Company is devoting substantially all of its present efforts in securing and establishing a new business, and although planned principal operations have commenced, there have not been any significant revenues. It is the Company's belief that it will continue to incur losses for at least the nest 12 months, and as a result will require additional funds. The additional funding will be accomplished by seeking additional funds from private or public equity investments to meet such needs.

 NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     A. ACCOUNTING METHOD

     The Company's financial statements are prepared using the accrual method of accounting.

     B. CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash and cash equivalents.

     C. INVENTORIES

     Inventories are stated at the lower of cost or market, using the first in-first out method.

     D. REVENUE RECOGNITION

     Revenues from sales to distributors and resellers is recognized when related products are shipped.

     E. INCOME OR LOSS PER SHARE

     The computations of income or loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements. Weighted average number of shares outstanding at June 30, 1998 and 1997 was, 842,903 and 783,000, respectively.

     F. INCOME TAXES

     The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." The Company has available net operating loss carryforwards of $779,301 for tax purposes


   The accompanying notes are an integral part of these financial statements.

     to offset future taxable income. The net operating loss carryforwards expire principally in 2011.

     G. PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, World Shopping Network, Inc., a California Corporation. Intercompany transactions have been eliminated in consolidation.

     H. PURCHASE METHOD

     Investments in companies have been included in the financial report using the purchase method of accounting. The Company's wholly owned subsidiary, World Shopping Network, Inc., a California Corporation is engaged in the business of providing a worldwide based shopping service via the Internet.

     I. PROPERTY AND EQUIPMENT

     Property and equipment, stated at cost, is depreciated under the straight-line method over their estimated useful lives, ranging from three to five years.

     J. ORGANIZATION COSTS

     Organization costs are recorded at cost, less accumulated amortization. Amortization is computed using the straight line method over a 60 month period.

     Amortization charged to expense during the period ended June 30, 1998 and 1997 was $665 and $800, respectively.

     K . USE OF ESTIMATES

     Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of the contingent assets and liabilities, and the reported revenues and expenses. Actual results may vary from the estimates that were assumed in preparing the financial statements.

     L. PENDING ACCOUNTING PRONOUNCEMENTS

     It is anticipated that current pending accounting pronouncements will not have an adverse impact on the financial statements of the Company.


   The accompanying notes are an integral part of these financial statements.

NOTE 3 - STOCK SUBSCRIPTIONS RECEIVABLE

     Stock subscriptions receivable at June 30, 1998, represents monies due for 43,500 shares of common stock issued in June 1998. The balance was paid in full in August 1998.

NOTE 4 - PROPERTY AND EQUIPMENT

     Property and equipment consists of the following at June 30, 1998 and 1997:

                                        1998           1997
                                        ----           ----
     Computer Equipment               $59,061         $40,983
     Office Equipment                   1,453           1,453
     Furniture and Fixture              7,373           7,373
                                      -------         -------
     Total                             67,887
                                                       49,809
     Accumulated Depreciation          40,714          18,937
                                      -------         -------
     Net Book Value                   $27,173         $30,872
                                      =======         =======

     Depreciation charged to expense during the period ended June 30, 1998 and 1997 was $21,777 and $18,937, respectively.

NOTE 5 - NOTES PAYABLE, BANK

     Notes Payable, Bank represents a loan in the original amount of $12,000, dated April 13, 1995, payable in monthly installments of $500 plus interest at 11.59%. The note is due on September 30, 1998.

NOTE 6 - LEASE COMMITMENTS

     The Company currently leases approximately 1,329 square feet of office space, located at 1530 Brookhollow Drive, Suite C, Santa Ana, California 92705. The lease is for a two year period beginning February 1, 1997 and ending February 1, 1999 with rent payable monthly in the amount of $1,461.90.

     Future minimum rents due under the operating lease are as follows:

                    Year ended June 30, 1999        $ 11,696

NOTE 7 - SUBSEQUENT EVENTS

     On July 22, 1998, the Company signed a letter of intent to sell all of its issued and outstanding shares of common stock for $1,552,000 in exchange for an equal dollar value of the common stock of U.S. Refining and Petrochemicals, Inc. (USRP), and the assumption and restructuring of the Company's debt. A Definitive Purchase Agreement



   The accompanying notes are an integral part of these financial statements.

     will be signed upon obtaining the consent and approval of the Boards of Directors and all shareholders of respective companies.


   The accompanying notes are an integral part of these financial statements.

              REVERSE STOCK SPLIT, NAME CHANGE AND SHARE AMENDMENT

GENERAL

         The Company's Board of Directors has concluded that it would be advisable to effect the Reverse Stock Split, the Name Change and the Share Amendment. The Share Amendment was unanimously adopted by the Company's Board of Directors and is subject to approval by the holders of a majority of the issued and outstanding shares of Common Stock. On August 17, 1999 holders of a majority of the issued and outstanding shares of Common Stock approved the Share Amendment by written consent in accordance with, and as permitted by Section 228 of the Delaware Law. Management of the Company anticipates that the closing of the Merger will occur on September 15, 1999.

         The effect of the 12:1 Reverse Stock Split on holders of Common Stock will be that the total number of shares of the Company's Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Stock Split divided by 12, adjusted as described below for any fractional shares. Each stockholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

         No certificates or script representing fractional shares of the Company's Common Stock will be issued to stockholders because of the Reverse Stock Split. All fractional shares of one-half share or more will be increased to the next higher whole number of shares and all fractional shares of less than one-half share will be decreased to the next lower whole number of shares, respectively.

         The Company had an authorized capital of 100,000,000 shares of common stock, par value $.001 per share, as of August 16, 1999. The authorized capital stock of the Company will not be reduced or otherwise affected by the Reverse Stock Split. The number of issued and outstanding shares of Common Stock of the Company on that date was 93,450,000. Based on the Company's best estimate, the aggregate number of shares of Common Stock that will be issued and outstanding after giving effect to the Reverse Stock Split is 7,787,500.

REASONS FOR THE SHARE AMENDMENT AND THE REVERSE STOCK SPLIT

         The Company's Board of Directors is of the opinion that the current price per share of the Common Stock has a tendency to diminish the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of broker's commissions and to time consuming procedures that operate to render the handling of lower-priced stocks unattractive to brokers from an economic perspective. The structure of trading commissions also tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission payable on the sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock. The foregoing factors adversely affect not only the liquidity of the Common Stock but also the Company's ability to raise additional capital through a sale of equity securities. There can be no assurance that additional capital can be raised on terms acceptable to the Company even after the Reverse Stock Split and the Share Amendment are effected.

         The Board of Directors is hopeful that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated corresponding increased price per share will stimulate interest in the Common Stock and possibility promote greater liquidity for the Company's stockholders with respect to those shares presently held by them. However, the possibility does exist that such liquidity could be adversely affected by the reduced number of shares which will be outstanding after the Reverse Stock Split.

         The Board of Directors is also hopeful that the Reverse Stock Split will result in a price level for the shares that will mitigate the present reluctance, policies and practices on the part of brokerage firms, as described above, and diminish the adverse impact of trading commissions on the potential market for the Company's shares. However, there can be no assurance that the Reverse Stock Split will achieve the desired results which have been outlined above, nor can there be any assurance that any increased price per share of the Common Stock immediately after the Reverse Stock Split will continue to escalate or even be sustained for any prolonged period of time.

MARKET FOR THE COMMON STOCK

         The Common Stock is traded in the over-the-counter market and is quoted by the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) under the trading symbol "USAG." The following table sets forth,
(i) for the quarters presented through the second quarter of 1999, the high and low closing bid prices of the Common Stock, as quoted by NASDAQ. The bid quotations reflect inter-dealer prices without adjustment for retail markups, markdowns or commissions and may not reflect actual transactions.


                                                                 HIGH               LOW
              1997
                              First Quarter                            $0.11            $0.10
                              Second Quarter                            0.11             0.10
                              Third Quarter                             1.59             0.10
                              Fourth Quarter                            0.53             0.30
              1998
                              First Quarter                             0.30             0.10
                              Second Quarter                            0.11             0.10
                              Third Quarter                             0.11             0.10
                              Fourth Quarter                            0.11             0.10
              1999
                              First Quarter                             0.11             0.10
                              Second Quarter                            0.11             0.10
                              Third Quarter                             0.64             0.10
                              Fourth Quarter                             N/A              N/A

         On the Record Date, there were approximately 110 record holders of the Common Stock. The Company believes the Reverse Stock Split will not effect a material reduction in the number of stockholders of the Company.

         The Company has not declared any cash dividends and has no plan for the payment of dividends on the Common Stock in the immediate future. Payment of dividends in the future, if any, will depend on the applicable legal and contractual restrictions, as well as the financial condition and requirements of the Company and general business conditions.

EFFECT ON OUTSTANDING OPTIONS AND WARRANTS

         The terms of the Company's outstanding Common Stock Purchase Warrants (the "Warrants") provide, in effect, that in the event of a conversion of the outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock with respect to which the Warrants may be exercised shall be proportionately reduced and the purchase price per share shall be proportionately increased. Accordingly, the Reverse Stock Split will result in the number of shares of Common Stock issuable pursuant to outstanding Class A and Class B Warrants being reduced from 8,000,000 (Class A) and 8,000,000 (Class
B) to 666,666 and 666,666 shares, respectively , and the exercise price per share of each Warrant being multiplied by 12, from $0.17 to $2.04 per share (Class A) and from $0.25 to $3.00 per share (Class B), respectively.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the federal income tax consequences of the Reverse Stock Split. This discussion is based upon present federal income tax laws and does not purport to be a complete discussion of such consequences. Accordingly, the stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on their individual tax status.

         As to the Company and its stockholders, the Reverse Stock Split will be a tax-free recapitalization to the extent shares of presently issued and outstanding Common Stock are converted into shares of new Common Stock.

         The shares of Common Stock issued to each stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split.

         A stockholder's holding period for shares of new Common Stock will include the holder period for shares of Common Stock exchanged therefor, provided that the shares of Common Stock were capital assets held by such stockholder.

                            THE ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of three members. Three of the present directors were appointed by the Board of Directors during the most recent 12 months, for terms of office expiring in 2000.

         Set forth below are the names of and certain information with respect to the Directors of the Company.


                                                                                              PRESENT     YEAR FIRST
                                                                                               TERM        ELECTED
             NAME AND PRINCIPAL OCCUPATIONS DURING THE PRIOR 5 YEARS                 AGE      EXPIRES      DIRECTOR
             -------------------------------------------------------                 ---      -------      --------
John J. Anton                                                                        70        2000          1999
    President and Chief Executive Officer of the Company.  Mr. Anton retired from National Broadcasting Company, Inc. as its operations producer (sports)
    in 1993 and since that time he has been active as an independent businessman and consultant.  He joined WSN on a fulltime basis in 1999 and became its
    President in 1999.

John Moore                                                                           29        2000          1999
    Since 1999, John Moore has been the Vice President of Information Systems for WSN.  Prior to that time he taught computer science at Glendale College.

Martin Bloomenstein                                                                  62        2000          1999
    Since 1996, Mr. Bloomenstein has been the Vice President of Finance for
    WSN.  Prior to that time he was an officer, director and consultant of APN,
    Inc., a SMR development company.


                           ---------------------------


                                                 U.S.A. GROWTH, INC.



Santa Ana, California

September     , 1999
          ---

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF MERGER BETWEEN

                               U.S.A. GROWTH INC.

                                       AND

                          WORLD SHOPPING NETWORK, INC.

                          AGREEMENT AND PLAN OF MERGER



                                      INDEX


Article 1.   Exchange........................................................ 2
Article 2.   Considerations.................................................. 2
Article 3.   The Closing..................................................... 3
Article 4.   Representations and Warranties of USAG.......................... 4
Article 5.   Representations & Warranties of WSN & WSN Shareholders.......... 13
Article 6.   Conditions Precedent to USAG's Obligations to Close............. 20
Article 7.   Conditions Precedent to WSN's and WSN Shareholders'
             Obligations to Close............................................ 22
Article 8.   Mutual Undertakings............................................. 23
Article 9.   Actions to be Taken at the Closing.............................. 24
Article 10.  Termination, Amendment and Waiver............................... 25
Article 11.  Survival of Representations, Warranties and Agreements.......... 25
Article 12.  General Provisions.............................................. 27

                          AGREEMENT AND PLAN OF MERGER


         This AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of the 15th day of September, 1999, among U.S.A. GROWTH INC., a Delaware corporation ("USAG"), CERTAIN STOCKHOLDERS OF USAG ("USAG Stockholders") and WORLD SHOPPING NETWORK, INC., a Wyoming corporation ("WSN").

                                    RECITALS

A. USAG is a publicly traded Delaware corporation with authorized capital stock of one hundred million (100,000,000) shares of Common Stock, $0.001 par value per share, of which as of August 16, 1999, ninety-three million four hundred fifty thousand (93,450,000) shares were issued and outstanding and eight million (8,000,000) (Class A) ($0.17 share) and eight million (8,000,000) (Class B) ($0.25 share) Warrants were issued and outstanding.

B. WSN is a privately held Wyoming corporation with its principal place of business in California with authorized capital stock of five hundred million (500,000,000) shares of common Stock, $.001 par value per share, of which one million seven hundred seventeen thousand nine hundred seventy-one (1,717,971) shares were issued and outstanding as of August 16, 1999 ("WSN Shares"). Each holder of record of WSN Shares is sometimes referred to herein as a "WSN Shareholder."

C. The Board of Directors of both USAG and WSN and the USAG Stockholders have each determined that it is advisable and in the best interest of their respective shareholders to consummate, and have approved, the business combination transaction provided for herein to which the respective companies would merge.

D. USAG owns approximately 59% of the issued and outstanding shares of common stock of WSN.

E. It is the intention of USAG, WSN and USAG Shareholders that the transactions contemplated hereby constitute a tax-free "reorganization" as defined in Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("B Reorganization") and that all the terms and provisions of this Agreement be interpreted, construed and enforced to effectuate this intent.

         NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS, PROMISES, REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    Article 1

                                    EXCHANGE

         Section 1. EXCHANGE OF STOCK OF WSN. At the Closing Date (as defined in
Article 3 hereof), in accordance with the provisions of this Agreement and applicable law, USAG shall exchange USAG Shares for WSN Shares.



                                    ARTICLE 2

                                  CONSIDERATION

         Section 2.1 EXCHANGE. Upon completion of the reverse stock split of 12:1 of current USAG shares, USAG will issue to the WSN Shareholders two and one half (2.5) shares of USAG common stock for each share of WSN common stock. Such stock shall be issued in certificates of such denominations, amounts and names as may be requested by each WSN Shareholder.

         Section 2.2 INVESTMENT INTENT. Each WSN Shareholder must represent and warrant that he/she is acquiring said shares for investment purposes only and not with a view towards resale or redistribution in violation of state and federal securities laws. Each WSN Shareholder must agree to deliver to USAG at the closing, a letter setting forth an agreement that said shares are being acquired for investment purposes only and will not be sold except in compliance with the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder. Each of the certificates representing shares of USAG Common Stock issued to WSN Shareholders as provided for herein shall bear substantially the following legend:

         The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Corporation.

         Section 2.3 DELIVERY. At said closing, each WSN Shareholder shall deliver certificates for the shares of WSN owned by it, duly endorsed in negotiable form, with signatures guaranteed, free and clear from all claims and encumbrances.

         Section 2.4 MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Ssection 2.5) WSN shall be merged with and into USAG and the separate corporate existence of WSN shall cease (the "Merger"). USAG shall be the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of USAG with all its rights, privleges, immunities and franchises shall continue unaffected by the Merger.

         Section 2.5 EFFECTIVE TIME. As soon as practicable following fulfillment of the conditions, including the reverse stock split by USAG and provided that this Agreement has not been terminated or abandoned, WSN and USAG will cause the Articles of Merger (the "Articles of Merger") to be executed and filed with the Secretary of State of Delaware. The Merger shall become effective on the date on which the Secretary of State of Delaware issues a Certificate of Merger and such time is referred to as the "Effective Time".

         Section 2.6 POST-MERGER.

                 2.6.1 It is contemplated by the parties herein that after the Effective Time, the new management will arrange for filing a post-effective amendment to permit USAG warrants, as stated in the RECITALS, to be exercised providing for additional funding for the expansion of the corporation.

                  2.6.2 It is expressly agreed that USAG (post-merger) will have no assets or liabilities. Any current assets will be transferred prior to the Effective Time to an affiliated entity and will be for the benefit of the pre-merger (current) shareholders of USAG. WSN shareholders will have no interest in the affiliated entity.

                  2.6.3 Surviving Corporation will be responsible for attorneys' fees directly related to the Agreement only. Any attorneys' fees and/or costs related to the "affiliated entity" will be borne by the pre-merger (current) shareholders of USAG.

                                    ARTICLE 3

                                   THE CLOSING

         Section 3.1 THE CLOSING. The Closing of the transactions provided for herein (the "Closing") shall take place at the offices of WSN, 1530 Brookhollow Dr., Suite C, Santa Ana, CA 92705 on a date to be mutually agreed upon by the parties, which date shall be on or before September 15, 1999 or at such other time and place as the parties shall mutually agree (the "Closing Date").

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF USAG


         As an inducement to WSN and WSN Shareholders to enter into this Agreement and to consummate the transactions contemplated herein, and with knowledge that WSN and the WSN Shareholders will rely thereon, USAG represents and warrants as follows to WSN and the WSN Shareholders as follows:

         Section 4.1 ORGANIZATION. USAG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which its failure to be so qualified and in good standing would have a materially adverse effect on its financial condition or business, and it has the corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

         Section 4.2 CAPITAL STRUCTURE. The authorized capital of USAG is as set forth in the RECITALS above ("USAG Common Stock"). All of the outstanding shares of USAG Common Stock are and will be validly issued, fully paid and nonassessable and were issued in transactions that were either exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") or were properly registered thereunder. Except for 8,000,000 Class A warrants and 8,000,000 Class B warrants, totaling 16,000,000 warrants issued and outstanding, there are no existing options, warrants, calls, preemptive rights or commitments of any kind relating to the capital stock of USAG. The USAG Common Stock to be issued to WSN Shareholders as contemplated by this Agreement, when issued, will be legally and validly issued, fully paid and nonassessable, free of all claims, liens and encumbrances of any kind.

         Section 4.3 ARTICLES OF INCORPORATION, BYLAWS AND MINUTES. USAG has heretofore delivered to WSN and WSN Shareholders true and complete copies of its
(i) Certificate of Incorporation (certified by the Secretary of State of Delaware); (ii) Bylaws (certified by its corporate secretary) as in effect on the date hereof, and (iii) minutes of all meetings of its Board of Directors and shareholders.

         Section 4.4 BOOKS AND RECORDS. The corporate minute books, stock certificate books, stock registers and other corporate records of USAG are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the State of Delaware. USAG does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partially dependent upon or held by any means, including any electronic, mechanical or photographic process, whether computerized or not, which, including all means of access thereto and therefrom, are not under the exclusive ownership and direct control of USAG.

         Section 4.5 TITLE TO THE USAG COMMON STOCK. USAG has full power and authority to issue and convey, free and clear of all liens, encumbrances, restrictions and claims of every kind, the USAG Common Stock issuable to WSN Shareholders as contemplated by this Agreement and, when issued, said USAG Common Stock shall be validly issued, fully paid and nonassessable.

         Section 4.6 AUTHORITY. USAG has full power and authority to execute and deliver this Agreement and the other agreements required to be executed and delivered hereunder (this Agreement and such other agreements being hereinafter referred to as the "Closing Documents") and to carry out the transactions contemplated hereby and USAG has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents. The Closing Documents, when executed, will be valid and binding agreements of USAG enforceable in accordance with the terms thereof. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable USAG to enter into and perform any of its obligations under the Closing Documents, and neither the execution and delivery of the Closing Documents nor the consummation of the transactions contemplated thereby will:

                           (i) Violate the Certificate of Incorporation or Bylaws or constitute a breach of any evidence of indebtedness or agreement to which USAG is a party or by which it is bound;

                           (ii) Cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which USAG is subject or under any contract to which USAG is a party, or permit the termination of any such contract by another person;

                           (iii) Result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the property or assets of USAG under any agreement or commitment to which USAG is bound;

                           (iv)     Accelerate, or constitute an event
                  entitling, or which would, on notice or lapse of time or both, entitle the holder of any indebtedness of USAG to accelerate the maturity of any such indebtedness;

                           (v) Conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality;

                           (vi) Violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to USAG or the securities, properties or business of USAG; or

                           (vii) Violate or cause any revocation of or
                  limitation on any Permit (as defined in Section 4.17.

         Section 4.7 FINANCIAL STATEMENTS. USAG has furnished, or will prior to the Closing Date furnish WSN and WSN Shareholders with the following financial statements:

                           (a) True and complete copies of the balance sheets, related statements of operations and retained earnings and related statements of shareholders' deficiency cash flows of USAG as of and for the fiscal year ended July 31, 1998, prepared in accordance with generally accepted accounting principles ("GAAP") and audited by USAG's independent public accountants; and

                           (b) True and complete copies of the unaudited balance sheet as of April 30, 1999 and related statements of operations and retained earnings and related statements of cash flows of USAG as of April 30, 1999.

         Hereinafter, the financial statements referred to in subsections (a) and (b), together with the footnotes and supporting schedules thereto, are referred to as the "USAG Financial Statements." The audited USAG Financial Statements, including the footnotes thereto, have been prepared by USAG in accordance with GAAP and present fairly the financial condition of USAG at the dates thereof and reflect all material claims against, and all material debts and liabilities of, USAG, fixed or contingent, as at the dates thereof and the statements of income and retained earnings which are a part of the audited USAG Financial Statements present fairly the results of the operations of USAG and cash flows for the periods indicated except as otherwise disclosed in this Agreement, the USAG Financial Statements and the Exhibits and Schedules hereto. Such audited USAG Financial Statements shall have been audited by USAG's independent certified public accountants in accordance with generally accepted auditing standards. USAG shall make available to WSN and WSN Shareholders and their independent public accountants its work papers and those of its independent public accountants related to the USAG Financial Statements.

         Section 4.8 NO UNDISCLOSED LIABILITIES. USAG does not have any material liability or obligation, absolute or contingent, including without limitation, liabilities for federal, state, local or foreign taxes which (i) is not reflected on the USAG Financial Statements, or (ii) has arisen since April 30, 1999 and which is materially adverse to the business, assets or operations of USAG, or (iii) is not referred to elsewhere in this Agreement or the Schedules hereto.

         Section 4.9 TITLE TO ASSETS; PERMITTED ENCUMBRANCES. USAG has good and indefeasible title, or valid leasehold rights in the case of leased assets, to all of its assets reflected on the USAG Financial Statements and all of the assets thereafter acquired by it (except to the extent that such assets have thereafter been disposed of in the ordinary course of business or otherwise in accordance with this Agreement), subject to no mortgages, liens, security interests or encumbrances (B) minor defects in title and encumbrances, none of which, individually or in the aggregate, materially interferes with the use or value of such property, (C) liens and security interests under operating agreements for amounts not yet delinquent or which are being contested in good faith, (D) liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (E) liens for mechanics, materialmen, laborers, employees, suppliers or similar liens created in the ordinary course of business and arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (F) liens created in the ordinary course of business in connection with the leasing or financing of office, computer and related equipment and supplies.

         Section 4.10 CONDITION OF PROPERTY. All of the tangible personal property of USAG is, in accordance with industry standards, in operating condition and repair, reasonable wear and tear excepted except for such property the condition of which does not materially adversely affect the business of USAG.

         Section 4.11 INSURANCE. As of the closing date herein, there is no insurance policies in affect for USAG.

         Section 4.12 PATENTS AND TRADEMARKS. USAG owns or possesses adequate and enforceable licenses or other rights to use all patents, trademarks, trade names and copyrights now used in the conduct of its business.

         Section 4.13 CONDUCT OF BUSINESS.On or about June 29,1999 the Corporation (USAG) transferred to Growth Net, Inc. a wholly owned subsidiary of the Corporation, all of the current assets of the Corporation for the purpose of making a distribution of the stock of said subsidiary to the shareholders of the Corporation on the record date of June 30, 1999. Other then the foregoing, Since June 30, 1999, there has not occurred any of the following events, other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition of USAG:

                           (i) Any change in the business, operations or financial condition or the manner of conducting the business of USAG;

                           (ii) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business operations or financial condition of USAG;

                           (iii) Any authorization or issuance of any shares of capital stock of USAG;

                           (iv) Any declaration, setting aside or payment of dividends or other distribution in respect of the capital stock of USAG;

                           (v) Any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of USAG;

                           (vi) Any increase in the compensation by USAG of its directors, officers or employees over their compensation as disclosed in the USAG Financial Statements;

                           (vii) Any employment agreement for a fixed term or any deferred compensation agreement entered into between USAG and any of its directors, officers or other employees or consultants;

                           (viii) Any amendment or termination by USAG of any material contract, agreement, license, or other agreement other than in the ordinary course of business; or

                           (ix) Any indebtedness incurred by USAG or any commitment to borrow money entered into by USAG.

         Section 4.14 LITIGATION. There is no action, suit or proceeding pending before any court, administrative agency or other governmental body or arbitrator, or threatened against USAG. USAG is not a party or subject to, or bound by, any injunction, judgment, order or decree, whether or not still subject to appeal, of any court, administrative agency or other governmental body or arbitrator.

         Section 4.15 TAX MATTERS. USAG has paid all federal, state, county, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income (individually, a "Tax" and collectively, the "Taxes"), and all deficiencies or other additions to any Tax, interest and penalties owed by it in connection with any Tax required to be paid by it relating to USAG or any of its assets or business through the date hereof. USAG shall have paid timely, prior to the Closing Date, all Taxes relating to it or its business or assets, including additions, interest, penalties and estimated payments, required to be paid by it under applicable law after the date hereof.

         Section 4.16 NO TAX LIENS. None of the assets of USAG is subject to any lien in favor of the United States pursuant to Section 6321 of the Internal Revenue Code of 1986, as amended (the "Code") for nonpayment of federal taxes, or any lien in favor of any state under any comparable provision of state law.

         Section 4.17 COMPLIANCE WITH LAWS; PERMITS. USAG is not in violation of any applicable order, judgment, injunction, award or decree relating to its business or assets. USAG is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to its business or assets. Without limiting the generality of the foregoing, (a) there is not pending or threatened, any notification of any governmental authority that USAG is not in compliance with applicable laws and regulations respecting employment and employment practices, occupational safety and health laws and regulations, and laws or regulations relating to the quality of the environment and USAG knows of no basis therefor, and (b) USAG has not received any such notification of past violations of such laws or regulations. USAG holds all licenses, permits, orders and approvals of any federal, state or local governmental or regulatory bodies (collectively, "Permits") that are material to or necessary for the conduct of its business. All Permits are in full force and effect and no proceeding to revoke or limit any of such Permits is pending or, to the knowledge of USAG, threatened.

         Section 4.18 CONTRACTS AND OTHER AGREEMENTS. There are no contracts to which USAG is party or by or to which it or its assets or properties are bound or subject, including, without limitation, any (a) contract for the employment of any officer or individual employee, (b) contract with any union, (c) bank loan or other credit agreement, (d) bonus, deferred compensation, profit sharing, pension or retirement arrangement, (e) partnership or joint venture agreement, or (f) other material contract, agreement or commitment. USAG is not in the process of negotiating or entering into any agreements described in this
Section 4.18.

         Section 4.19 REAL PROPERTY. (i) USAG does not own or possess any land,
(ii) is not a party to any leases, subleases or other agreements under which USAG is lessor or lessee of, or uses or occupies or allows the use or occupancy of, any real property, and (iii) is not a party to any options or contractual obligations on the part of USAG to purchase or acquire any interest in real property.

         Section 4.20 TANGIBLE PROPERTY. There is no machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, or any related capitalized items and other tangible property owned by USAG located and/or used by USAG as of the date hereof (other than inventory) (the "USAG Tangible Property"), all of which is reflected in the USAG Financial Statements and all of which is in good operating condition and repair, subject only to normal wear and tear. USAG has not received notice that any of the USAG Tangible Property is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation. All leases, conditional sales contracts, franchises or licenses pursuant to which USAG may hold any interest in or to the USAG Tangible Property are in full force and effect and, with respect to the performance of USAG, there is no default or event of default or event which with notice or lapse of time or both would constitute a default.

         Section 4.21 INTANGIBLE PROPERTY. . All USAG Intangible Property is owned outright by USAG, free and clear of any lien or encumbrance and there exist no obligations with respect to any USAG Intangible Property requiring USAG to make any payment in respect of its use or otherwise. USAG has not agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the USAG Intangible Property.

                   USAG has no notice of any patent, invention, trademark, service mark or trade name of any other person that infringes upon, or is infringed upon by, any of the USAG Intangible Property or notice of any claim of any other persons relating to any of the USAG Intangible Property or any process or confidential information of USAG and USAG knows of no basis for any such charge or claim.

         Section 4.22 ACCOUNTS AND NOTES RECEIVABLE. As of the closing date there are no accounts receivable or notes receivable owned by USAG.

         Section 4.23 LIABILITIES. Except as otherwise set forth in this Agreement or any Schedule hereto, USAG has no direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, asserted or unasserted, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise which have or could have a material adverse effect on USAG or its assets or business ("Liabilities"), other than (a) Liabilities fully and adequately reflected or reserved against in the USAG Financial Statements, and (b) Liabilities incurred since January 1, 1999 in the ordinary course of business. All trade and other payables will continue to be paid in accordance with USAG's past business practices.

         Section 4.24 SUPPLIERS AND CUSTOMERS. All presently opened purchase orders were issued by USAG in the normal and customary course of business and contains terms which result from arm's length negotiations.

         Section 4.25 EMPLOYEE BENEFIT PLANS. USAG does not maintain or contribute to, and has never maintained or contributed to, any employee pension benefit plan subject to the Employee Retirement Income Security Act of 1974.

         Section 4.26 CURTAILMENT OF OPERATIONS. No labor disputes or work stoppages involving USAG are pending or threatened which, either singly or in the aggregate, will have a material adverse effect on the business of USAG. To the knowledge of USAG, no material customer of or supplier to the USAG is involved in, or affected by, any dispute, arbitration, lawsuit, or administrative proceedings which could materially adversely affect its business, operations, properties, assets or condition, financial or otherwise.

         Section 4.27 EMPLOYEE RELATIONS. USAG is not a party to a collective bargaining agreement and is in compliance with all applicable federal, state or other laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment (including issues related to independent contractor status of personnel) and wages and hours, and has not and is not engaged in any unfair labor practice. There have been no organization efforts by any trade unions within the last 12 months.

         Section 4.28 RESTRICTIVE DOCUMENTS. Except as otherwise disclosed in this Agreement or any Schedule or Exhibit hereto, USAG is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, or any law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which materially adversely affects the business practices, operations or condition of USAG, or which would prevent consummation of the transactions contemplated by this Agreement, or the continued operation of the business on substantially the same basis as heretofore operated.

         Section 4.29 RELATIONSHIPS. No officer or director of USAG possesses, directly or indirectly, any financial interest in, or is a director, officer, shareholder or employee of, any corporation, firm, association or business organization which is a manufacturer for, or client, supplier, customer, lessor, lessee, or competitor or potential competitor of, USAG. USAG is not indebted to any officer, director or employee of USAG or to any entity in which any such person has a financial interest.

         Section 4.30 NO CHANGES PRIOR TO CLOSING DATE. During the period from the date of this Agreement to and including the Closing Date, other than as expressly set forth on one or more of the Schedules hereto, USAG will not have:

                           (i) Incurred any liability or other obligations of any nature (whether accrued, absolute, contingent or otherwise) which affects or may affect its assets or business, except in the ordinary course of business;

                           (ii) Permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

                           (iii) Sold, transferred or otherwise disposed of any of its assets, except in the ordinary course of business;

                           (iv) Made any capital expenditure or commitment therefor in excess of $5,000;

                           (v)      Made any bonus or profit sharing
                  contribution or distribution, except in the ordinary course of business;

                           (vi) Increased its indebtedness for borrowed money, except current borrowings from banks in the ordinary course of business, or made any loan to any person;

                           (vii) Written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, none of which, individually or in the aggregate, materially and adversely affects its assets or business;

                           (viii) Granted any increase in the rate of wages, salaries, bonuses or other compensation of any executive employee or other employees of USAG, except in the ordinary course of business;

                           (ix) Canceled or waived any claims or rights, except in the ordinary course of business;

                           (x) Made any change in any method of accounting or auditing practice;

                           (xi) Otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of business;

                           (xii) Entered into any agreements with any affiliates; or

                           (xiii) Agreed, whether or not in writing, to do any of the foregoing.

         Section 4.31 DISCLOSURE. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of USAG or by any of USAG's directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to USAG which materially and adversely affects or which may materially and adversely affect its business, prospects or financial condition or its assets, which has not been set forth in this Agreement, the Schedules, Exhibits, certificates or statements furnished in writing to WSN and WSN Shareholders in connection with the transactions contemplated by this Agreement.

         Section 4.32 BROKER'S OR FINDER'S FEES. Except for the finder's fee payable to Havkit Corporation, no broker, finder or similar intermediary is entitled to fees in connection with the transactions contemplated by this Agreement by virtue of any action or agreement of USAG.

         Section 4.33 SEC DOCUMENTS. USAG's Common Stock is registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and it has filed on a current basis all reports required to be filed with the Securities and Exchange Commission (the "SEC") under the Exchange Act. USAG has delivered to WSN and WSN Shareholders true, accurate and complete copies of all reports filed under the Exchange Act since the date of inception of USAG and all registration statements filed under the Securities Act. Hereinafter, all documents filed by USAG under the Securities Act and the Exchange Act are collectively referred to as the "SEC Documents." The SEC Documents contain all material information regarding USAG and contain no misstatement of any material fact or omit any statement of a material fact necessary in order to make the statements contained therein not misleading and, as of their respective filing dates, comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

                               ARTICLE 5

                      REPRESENTATIONS AND WARRANTIES OF WSN

         As an inducement to USAG to enter into this Agreement and to consummate the transactions contemplated herein, and with knowledge that USAG will rely thereon, WSN represents and warrants as follows to USAG:

         Section 5.1 ORGANIZATION. WSN is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which its failure to be so qualified and in good standing would have a materially adverse effect on its financial condition or business, and it has the corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

         Section 5.2 CAPITAL STRUCTURE. The authorized capital of WSN (the "WSN Common Stock") is as set forth in the RECITALS above. All of the outstanding shares of WSN Common Stock are validly issued, fully paid and nonassessable and were issued in transactions that were exempt from registration under the Securities Act.

         Section 5.3 ARTICLES OF INCORPORATION, BYLAWS AND MINUTES. WSN has heretofore delivered to USAG true and complete copies of its (i) Articles of Incorporation (certified by the Secretary of State of Wyoming); (ii) Bylaws (certified by its corporate secretary) as in effect on the date hereof, and
(iii) minutes of all meetings of its Board of Directors and shareholders.

         Section 5.4 BOOKS AND RECORDS. The corporate minute books, stock certificate books, stock registers and other corporate records of WSN are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the State of Wyoming. WSN does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partially dependent upon or held by any means, including any electronic, mechanical or photographic process, whether computerized or not, which, including all means of access thereto and therefrom, are not under the exclusive ownership and direct control of WSN.

         Section 5.5 TITLE TO THE WSN COMMON STOCK. Each WSN Shareholder will warrant that he/she has full power and authority to transfer and convey, free and clear of all liens, encumbrances, restrictions and claims of every kind, the WSN Shares to USAG as contemplated by this Agreement.

         Section 5.6 AUTHORITY. WSN has full power and authority to execute and deliver this Agreement and the other Closing Documents and to carry out the transactions contemplated hereby and WSN has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents. The Closing Documents, when executed, will be valid and binding agreements of WSN enforceable in accordance with the terms thereof. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable WSN to enter into and perform any of its obligations under the Closing Documents, and neither the execution and delivery of the Closing Documents nor the consummation of the transactions contemplated thereby will:

                           (i) Violate the Articles of Incorporation or Bylaws or constitute a breach of any evidence of indebtedness or agreement to which WSN is a party or by which it is bound;

                           (ii) Cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which WSN is subject or under any contract to which WSN is a party, or permit the termination of any such contract by another person;

                           (iii) Result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the property or assets of WSN under any agreement or commitment to which WSN is bound;

                           (iv)     Accelerate, or constitute an event
                  entitling, or which would, on notice or lapse of time or both, entitle the holder of any indebtedness of WSN to accelerate the maturity of any such indebtedness;

                           (v) Conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality;

                           (vi) Violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to WSN or the securities, properties or business of WSN; or

                           (vii) Violate or cause any revocation of or limitation on any Permit (as defined in Section 5.17).

         Section 5.7 FINANCIAL STATEMENTS. WSN has furnished, or will prior to the Closing Date furnish USAG with (i) true and complete copies of the unaudited balance sheet and related statements of operations and retained earnings and related statements of cash flows of WSN since its inception, and
(ii) true and complete copies of the unaudited balance sheet as of June 30, 1999 and related statements of operations and retained earnings and related statements of cash flows of WSN as of June 30, 1999

         Hereinafter, the financial statements referred to above, together with the footnotes and supporting schedules thereto, are referred to as the "WSN Financial Statements."

The WSN Financial Statements, including the footnotes thereto, present fairly the financial condition of WSN at the date thereof and reflect all material claims against, and all material debts and liabilities of, WSN, fixed or contingent, as at the date thereof and the statement of operations and retained earnings which are a part of the WSN Financial Statements present fairly the results of the operations of WSN and cash flows for the period indicated except as otherwise disclosed in this Agreement, the WSN Financial Statements and the Exhibits and Schedules hereto.

         Section 5.8 NO UNDISCLOSED LIABILITIES. WSN does not have any material liability or obligation, absolute or contingent, including without limitation, liabilities for federal, state, local or foreign taxes which (i) is not reflected on the WSN Financial Statements, or (ii) has arisen since January 1, 1999 and which is materially adverse to the business, assets or operations of USAG or (iii) is not referred to elsewhere in this Agreement or the Schedules hereto.

         Section 5.9 TITLE TO ASSETS; PERMITTED ENCUMBRANCES. WSN has good and indefeasible title, or valid leasehold rights in the case of leased assets, to all of its assets reflected on the WSN Financial Statements and all of the assets thereafter acquired by it (except to the extent that such assets have thereafter been disposed of in the ordinary course of business or otherwise in accordance with this Agreement), subject to no mortgages, liens, security interests or encumbrances other than (A) minor defects in title and encumbrances, none of which, individually or in the aggregate, materially interferes with the use or value of such property, (B) liens and security interests under operating agreements for amounts not yet delinquent or which are being contested in good faith, (C) liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (D) liens for mechanics, materialmen, laborers, employees, suppliers or similar liens created in the ordinary course of business and arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings,
(E) liens created in the ordinary course of business in connection with the leasing or financing of office, computer and related equipment and supplies.

         Section 5.10 CONDITION OF PROPERTY. All of the tangible personal property of WSN is, in accordance with industry standards, in operating condition and repair, reasonable wear and tear excepted except for such property the condition of which does not materially adversely affect the business of WSN.

         Section 5.11 INSURANCE. Set forth in SCHEDULE 5.11, is a list of all insurance policies carried by WSN (showing as to each policy, the carrier, policy number, coverage limits, expiration dates, and a general description of the type of coverage provided) and such policies are in full force and effect and the premiums due and owing therefor have been paid in full and will be so paid to the Closing Date.

         Section 5.12 PATENTS AND TRADEMARKS. WSN owns or possesses adequate and enforceable licenses or other rights to use all patents, trademarks, trade names and copyrights now used in the conduct of its business.

         Section 5.13 CONDUCT OF BUSINESS. Since January 1, 1999 there has not occurred any of the following events, other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition of WSN:

                           (i) Any change in the business, operations or financial condition or the manner of conducting the business of WSN;

                           (ii) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business operations or financial condition of WSN;

                           (iii) Any authorization or issuance of any shares of capital stock of WSN;

                           (iv) Any declaration, setting aside or payment of dividends or other distribution in respect of the capital stock of WSN;

                           (v) Any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of WSN; or

                           (vi) Any amendment or termination by WSN of any material contract, agreement, license, or other agreement other than in the ordinary course of business.

         Section 5.14 LITIGATION. There is no action, suit or proceeding pending before any court, administrative agency or other governmental body or arbitrator, or threatened against WSN. WSN is not a party or subject to, or bound by, any injunction, judgment, order or decree, whether or not still subject to appeal, of any court, administrative agency or other governmental body or arbitrator.

         Section 5.15 TAX MATTERS. WSN has paid all Taxes and all deficiencies or other additions to any Tax, interest and penalties owed by it in connection with any Tax required to be paid by it relating to WSN or any of its assets or business through the date hereof. WSN shall have paid timely, prior to the Closing Date, all Taxes relating to it or its business or assets, including additions, interest, penalties and estimated payments, required to be paid by it under applicable law after the date hereof.

         Section 5.16 NO TAX LIENS. None of the assets of WSN is subject to any lien in favor of the United States pursuant to Section 6321 of the Code for nonpayment of federal taxes, or any lien in favor of any state under any comparable provision of state law.

         Section 5.17 COMPLIANCE WITH LAWS; PERMITS. WSN is not in violation of any applicable order, judgment, injunction, award or decree relating to its business or assets. WSN is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to its business or assets. Without limiting the generality of the foregoing, (a) there is not pending or threatened, any notification of any governmental authority that WSN is not in compliance with applicable laws and regulations respecting employment and employment practices, occupational safety and health laws and regulations, and laws or regulations relating to the quality of the environment and WSN knows of no basis therefor, and (b) WSN has not received any such notification of past violations of such laws or regulations. WSN holds all Permits that are material to or necessary for the conduct of its business. All Permits are in full force and effect and no proceeding to revoke or limit any of such Permits is pending or, to the knowledge of WSN, threatened.

         Section 5.18 CONTRACTS AND OTHER AGREEMENTS. There are no contracts to which WSN is party or by or to which it or its assets or properties are bound or subject, including, without limitation, any (a) contract for the employment of any officer or individual employee, (b) contract with any union, (c) bank loan or other credit agreement, (d) bonus, deferred compensation, profit sharing, pension or retirement arrangement, (e) partnership or joint venture agreement, or (f) other material contract, agreement or commitment. WSN is not in the process of negotiating or entering into any agreements.

         Section 5.19 REAL PROPERTY. (I) WSN does not own or possess any land,
(ii) All of the WSN Leases, true and complete copies of which have been delivered to USAG, and WSN is not in default under or with respect to any thereof and WSN has not received or sent any notice of any default under or with respect to any thereof and, to the knowledge of WSN, no other party to any thereof is in default under or with respect to any thereof. WSN enjoys a right of quiet possession of the premises covered by each Lease as against all other persons and entities.

         Section 5.20 TANGIBLE PROPERTY. All machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, or any related capitalized items and other tangible property owned by WSN located and/or used by WSN as of the date hereof (other than inventory) (the "WSN Tangible Property"), all of which is reflected in the WSN Financial Statements and all of which is in good operating condition and repair, subject only to normal wear and tear. WSN has not received notice that any of the WSN Tangible Property is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation. All leases, conditional sales contracts, franchises or licenses pursuant to which WSN hold any interest in or to the WSN Tangible Property are in full force and effect and, with respect to the performance of WSN, there is no default or event of default or event which with notice or lapse of time or both would constitute a default.

         Section 5.21 INTANGIBLE PROPERTY. All trademarks, service marks, trade names and franchises used by WSN, all applications for any of the foregoing (collectively, "WSN Intangible Property"), and all permits, grants and licenses or other rights running to or from WSN relating to any of the foregoing, complete copies of which have been delivered to USAG. WSN owns or possesses the requisite licenses or other rights to use the WSN Intangible Property.

                   WSN has no notice of any patent, invention, trademark, service mark or trade name of any other person that infringes upon, or is infringed upon by, any of the WSN Intangible Property or notice of any claim of any other persons relating to any of the WSN Intangible Property or any process or confidential information of WSN and WSN knows of no basis for any such charge or claim.

         Section 5.22 ACCOUNTS AND NOTES RECEIVABLE. As of the date of closing, WSN does not possess any accounts receivables or notes receivables other than those listed in the current financial statements.

         Section 5.23 LIABILITIES. Except as otherwise set forth in this Agreement or any Schedule hereto, WSN has no direct or indirect Liabilities, other than (a) Liabilities fully and adequately reflected or reserved against in the WSN Financial Statements, and (b) Liabilities incurred since January 1, 1999 in the ordinary course of business. All trade and other payables will continue to be paid in accordance with WSN's past business practices.

         Section 5.24 SUPPLIERS AND CUSTOMERS. All presently open purchase orders were issued by WSN in the normal and customary course of business and contain terms, which result from arm's length negotiations.

         Section 5.25 EMPLOYEE BENEFIT PLANS. WSN does not maintain or contribute to, and has never maintained or contributed to, any employee pension benefit plan subject to the Employee Retirement Income Security Act of 1974.

         Section 5.26 CURTAILMENT OF OPERATIONS. No labor disputes or work stoppages involving WSN are pending or threatened which, either singly or in the aggregate, will have a material adverse effect on the business of WSN. To the knowledge of WSN, no material customer of or supplier to the WSN is involved in, or affected by, any dispute, arbitration, lawsuit, or administrative proceedings which could materially adversely affect its business, operations, properties, assets or condition, financial or otherwise.

         Section 5.27 EMPLOYEE RELATIONS. WSN is not a party to a collective bargaining agreement and is in compliance with all applicable federal, state or other laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment (including issues related to independent contractor status of personnel) and wages and hours, and has not and is not engaged in any unfair labor practice. There have been no organization efforts by any trade unions within the last 12 months.

         Section 5.28 RESTRICTIVE DOCUMENTS. Except as otherwise disclosed in this Agreement or any Schedule or Exhibit hereto, WSN is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, or any law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which materially adversely affects the business practices, operations or condition of WSN, or which would prevent consummation of the transactions contemplated by this Agreement, or the continued operation of the business on substantially the same basis as heretofore operated.

         Section 5.29 RELATIONSHIPS. No officer or director of WSN possesses, directly or indirectly, any financial interest in, or is a director, officer, shareholder or employee of, any corporation, firm, association or business organization which is a manufacturer for, or client, supplier, customer, lessor, lessee, or competitor or potential competitor of, WSN. WSN not indebted to any officer, director or employee of WSN or to any entity in which any such person has a financial interest.

         Section 5.30 NO CHANGES PRIOR TO CLOSING DATE. During the period from the date of this Agreement to and including the Closing Date, other than as expressly set forth on one or more of the Schedules hereto, WSN will not have:

                           (i) Incurred any liability or other obligations of any nature (whether accrued, absolute, contingent or otherwise) which affects or may affect its assets or business, except in the ordinary course of business;

                           (ii) Permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

                           (iii) Sold, transferred or otherwise disposed of any of its assets, except in the ordinary course of business;

                           (iv) Made any capital expenditure or commitment therefor in excess of $5,000;

                           (v)      Made any bonus or profit sharing
                  contribution or distribution, except in the ordinary course of business;

                           (vi) Increased its indebtedness for borrowed money, except current borrowings from banks in the ordinary course of business, or made any loan to any person;

                           (vii) Written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, none of which, individually or in the aggregate, materially and adversely affects its assets or business;

                           (viii) Granted any increase in the rate of wages, salaries, bonuses or other compensation of any executive employee or other employees of USAG, except in the ordinary course of business;

                           (ix) Canceled or waived any claims or rights, except in the ordinary course of business;

                           (x) Made any change in any method of accounting or auditing practice;

                           (xi) Otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of business;

                           (xii) Entered into any agreements with any affiliates; or

                           (xiii) Agreed, whether or not in writing, to do any of the foregoing.

         Section 5.31 DISCLOSURE. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of WSN or by any of WSN's directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to WSN which materially and adversely affects or which may materially and adversely affect its business, prospects or financial condition or its assets, which has not been set forth in this Agreement, the Schedules, Exhibits, certificates or statements furnished in writing to USAG in connection with the transactions contemplated by this Agreement.

         Section 5.32 BROKER'S OR FINDER'S FEES. Except for the finder's fee payable to Havkit Corporation, no broker, finder or similar intermediary is entitled to fees in connection with the transactions contemplated by this Agreement by virtue of any action or agreement of WSN or WSN Shareholders.

                                    ARTICLE 6

               CONDITIONS PRECEDENT TO USAG'S OBLIGATIONS TO CLOSE

         The obligation of USAG to enter into and to complete the transactions contemplated by this Agreement is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived only in writing by USAG:

         Section 6.1 REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS. The representations, warranties and other agreements of WSN and WSN Shareholders contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. WSN and WSN Shareholders shall have performed and complied with in all material respects all covenants and agreements required by this Agreement required by this Agreement to be performed or compiled with by them on or prior to the Closing Date.

         Section 6.2 GOVERNMENTAL PERMITS AND APPROVALS. All permits and approvals from any governmental or regulatory body required for the lawful consummation of the transactions which are the subject of this Agreement shall have been obtained.

         Section 6.3 THIRD PARTY CONSENTS. All consents, permits and approvals from parties to any leases, contracts or other agreements with WSN and/or WSN Shareholders that may be required in connection with the performance by any of them of their obligations under this Agreement or the continuance of such leases, contracts or other agreements without material modification after the Closing Date shall have been obtained. USAG also shall have received all required waivers or consents under any material debt instrument or other material agreement to which WSN or WSN Shareholder is a party or by which any of them is bound.

         Section 6.4 INVESTMENT LETTERS. Each person receiving USAG Common Stock hereunder shall have delivered to USAG an investment letter and represent that he/she is acquiring the shares for investment and not for resale.

         Section 6.5 NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business or the assets of WSN taken as a whole, financial or otherwise, regardless of reason, including, but not limited to, those changes that are as a result of any legislative or regulatory change, revocation of any Permits, licenses or rights to do business, failure to obtain any Permit at the normal time or in the manner applied for by WSN, fire, explosion, accident, casualty, labor trouble, flood, riot, storm, condemnation or act of God or otherwise.

         Section 6.6 LITIGATION. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages in connection with such transactions, or that has or could reasonably be expected to have, in the opinion of USAG, a materially adverse effect on WSN.

         Section 6.7 APPROVAL BY USAG BOARD OF DIRECTORS. The Board of Directors of USAG shall have approved this Agreement and the transactions contemplated hereunder.

         Section 6.8 APPROVAL BY USAG'S COUNSEL. All actions and proceedings hereunder and all documents and other papers required to be delivered by USAG hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters shall have been reasonably approved by counsel to USAG.

         Section 6.9 CERTIFICATES, ETC. OF WSN AND WSN SHAREHOLDER. WSN and WSN Shareholders each shall have delivered all certificates, documents or instruments and such other matters as USAG's counsel may have reasonably requested prior to the Closing Date, including, without limitation, a copy of the resolutions duly adopted by WSN's board of directors and shareholders authorizing and approving the execution and delivery by WSN of this Agreement and the other Closing Documents, and the consummation by WSN of the transactions contemplated hereby, certified by the secretary of WSN dated as of the Closing Date.

         Section 6.10 TAX-FREE REORGANIZATION. The transaction contemplated by this Agreement shall have been accomplished on a tax-free basis.

                                    ARTICLE 7

               CONDITIONS PRECEDENT TO WSN'S AND WSN SHAREHOLDERS'
                              OBLIGATIONS TO CLOSE

         The obligation of WSN and WSN Shareholders to enter into and to complete the transactions contemplated by this Agreement is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived only in writing by WSN and WSN Shareholders.

         Section 7.1 REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS. The representations, warranties and other agreements of USAG contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. USAG shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         Section 7.2 GOVERNMENTAL PERMITS AND APPROVALS. All permits and approvals from any governmental or regulatory body required for the lawful consummation of the transactions which are the subject of this Agreement shall have been obtained.

         Section 7.3 THIRD PARTY CONSENTS. All consents, permits and approvals from parties to any leases, contracts or other agreements with USAG that may be required in connection with the performance by USAG of its obligations under this Agreement or the continuance of such leases, contracts or other agreements without material modification after the Closing Date shall have been obtained. WSN and WSN Shareholders also shall have received all required waivers or consents under any material debt instrument or other material agreement to which USAG is a party or by which USAG is bound.

         Section 7.4 NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business or the assets of USAG, taken as a whole, financial or otherwise, regardless of reasons, including, but not limited to, those changes that are as a result of any legislative or regulatory change, revocation of any Permits, licenses or rights to do business, failure to obtain any Permit at the normal time or in the manner applied for by USAG, fire, explosion, accident, casualty, labor trouble, flood, riot, storm condemnation or act of God or otherwise.

         Section 7.5 LITIGATION. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages in connection with such transactions, or that has or could reasonably be expected to have, in the opinion of WSN and WSN Shareholders, a materially adverse effect on USAG.

         Section 7.6 APPROVAL BY WSN'S BOARD OF DIRECTORS AND WSN SHAREHOLDERS. The Board of Directors and the shareholders of WSN shall have approved this Agreement and the transactions contemplated hereunder.

         Section 7.7 APPROVAL BY WSN'S COUNSEL. All actions and proceedings hereunder and all documents and other papers required to be delivered by WSN hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters shall have been reasonably approved by counsel to WSN.

         Section 7.8 CERTIFICATES, ETC. OF USAG. USAG shall have delivered all certificates, documents or instruments with respect to its authority and such other matters as WSN and WSN Shareholders' counsel may have reasonably requested prior to the Closing Date, including, without limitation, a copy of the resolutions duly adopted by USAG's board of directors and shareholders, authorizing and approving the execution and delivery by USAG of this Agreement and the other Closing Documents, and the consummation by USAG, of the transactions contemplated hereby, certified by the secretary of USAG, dated as of the Closing Date.

         Section 7.9 TAX-FREE REORGANIZATION. The transaction contemplated by this Agreement shall have been accomplished on a tax-free basis.

                                    ARTICLE 8

                               MUTUAL UNDERTAKINGS

         Section 8.1 NOTICE OF EVENTS. Each party shall promptly notify each other party of (a) any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement, or (b) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule, Exhibit or statement delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, other than items arising in the ordinary course of business which would not render materially inaccurate any of the representations, warranties or other agreements of said party.

         Section 8.2 ACCESS TO INFORMATION, ETC. Each party will permit the officers and authorized representatives of the other parties access to its properties, books and records and those of its subsidiaries, if applicable, and will furnish to the other parties additional financial and operating data and other information as to its business and properties and those of its subsidiaries, if applicable, as the other parties from time to time may reasonably request. If for any reason the reorganization is not consummated each party shall treat in strict confidence all confidential information regarding the other parties obtained hereunder.

         Section 8.3 STANDSTILL AGREEMENT AND EXPENSES. From and after the date of this Agreement and up to and including the Closing Date all parties agree to conduct their respective businesses in the ordinary course and USAG will not issue or agree to issue any additional securities without the consent of WSN and WSN Shareholders. Without the consent of WSN and WSN Shareholders, USAG will not, except in the ordinary course of business, transfer assets or create liabilities. All reasonable expenses incurred in connection with the completion of the transactions contemplated herein shall be deemed to be in the ordinary course of business. Except as otherwise provided herein in Article 10 (termination), each party shall be responsible for expenses incurred by it in connection with the transactions contemplated herein.

                                    ARTICLE 9

                       ACTIONS TO BE TAKEN AT THE CLOSING

         The following actions shall be taken at the Closing, each of which shall be conditioned on completion of all the others and all of which shall be deemed to have taken place simultaneously:

         Section 9.1 THE INVESTMENT LETTERS. The persons receiving USAG Common Stock hereunder shall have executed and delivered to USAG an investment letter as provided in Section 6.4.

         Section 9.2 THE CONSIDERATION - USAG COMMON STOCK. USAG shall issue and deliver to WSN Shareholders stock certificates representing shares of USAG Common Stock in accordance with Section 2.1.

         Section 9.3 CLOSING CERTIFICATES OF USAG. USAG shall deliver to WSN and WSN Shareholder a closing certificate and any other certificates, as required by
Section 7.8, dated the Closing Date, in form reasonably satisfactory to WSN and WSN ShareholderS.

         Section 9.4 CLOSING CERTIFICATES OF WSN AND WSN SHAREHOLDER. WSN and WSN ShareholderS shall deliver to USAG a closing certificate and any other certificates as required by Section 6.9, dated the Closing Date, in form reasonably satisfactory to USAG.

         Section 9.5 RESIGNATION OF USAG BOARD. The Board of Directors of USAG will resign and be replaced by the Board of WSN.

                                   ARTICLE 10

                        TERMINATION, AMENDMENT AND WAIVER

         Section 10.1 TERMINATION.

                  (a) This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval and adoption of this Agreement by the USAG shareholders and the WSN shareholders, by mutual written consent of the parties.

                  (b) This Agreement will terminate on its own terms on September 30, 1999, if the Closing has not occurred by said date, unless extended by the parties.

         Section 10.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 10.1, the rights and obligations of the parties hereto shall be of no further force and effect, except for the provisions of Section
12.1 (relating to public statements), the last sentence of Section 8.2 (relating to confidential information) and Section 8.3 (relating to expenses), and none of the parties hereto shall have any liability in respect of such termination, except that any party shall be liable to the extent that failure to satisfy the conditions contained herein results from the intentional or willful violation of the representations, warranties, covenants or agreements of such party under this Agreement.

                                   ARTICLE 11

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         Section 11.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing for a period of two years after the Closing Date with the exception of Sections 4.15, 4.16, 5.15, and 5.16 which shall survive for a period of time which is equal to the statute of limitations period applicable to any respective Tax liability being asserted.

         Section 11.2 INDEMNITY AGREEMENT OF USAG. USAG shall indemnify, defend, reimburse and hold harmless WSN and WSN Shareholders from and against any and all claims, demands, penalties, fines, liabilities, obligations, losses, settlements, damages, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel incident to any of the foregoing (collectively, "Losses") resulting from:

                  (a) Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant on the part of USAG contained in this Agreement.

                  (b) Any misrepresentation in or omission from or nonfulfillment of any covenant on the part of USAG contained in any other agreement, certificate or other instrument furnished or to be furnished to WSN and/or WSN Shareholders by USAG pursuant to this Agreement.

                  (c) Any filing made with the Securities and Exchange Commission or state securities commissions prepared on behalf of USAG or any amendment or supplement thereto filed prior to the Closing Date.

         Section 11.3 INDEMNITY AGREEMENT OF WSN. WSN shall indemnify, defend, reimburse and hold USAG from and against any and all Losses resulting from:

                  (a) Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant on the part of WSN or WSN Shareholders, respectively, contained in this Agreement.

                  (b) Any misrepresentation in or omission from or nonfulfillment of any covenant on the part of WSN or WSN Shareholders, respectively, contained in any other agreement, certificate or other instrument furnished or to be furnished to USAG by them pursuant to this Agreement.

         Section 11.4      INDEMNIFICATION PROCEDURE FOR THIRD PARTY CLAIMS.

                  (a) NOTICE OF CLAIM AND DEFENSE. The party seeking indemnification under this Article 11 shall give the party from whom indemnification is sought prompt written notice of the assertion of any third party claim of which said party has knowledge which is covered by the indemnity agreements set forth in Section 11.2 or Section 11.3. The party obligated to indemnify will undertake the defense thereof by counsel reasonably acceptable to the party seeking indemnification. If the party obligated to indemnify, within a reasonable period of time after notice of any such claim fails to defend, the party seeking indemnification will have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the party obligated to indemnify, subject to the right of the party seeking indemnification to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof. Anything in this Section 11.4 to the contrary notwithstanding, if there is a reasonable probability that a claim may adversely affect the party seeking indemnification, other than as a result of money damages or other payments, the party seeking indemnification shall have the right, at the cost and expense of the party obligated to indemnify, to defend, compromise or settle such claim.

                  (b) PAYMENT OF SUMS DUE. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency having jurisdiction over the matter related thereto, or a settlement shall have been consummated, or the parties shall have arrived at a mutually binding agreement, with respect to each separate third party claim indemnified by the party obligated to indemnify, the party seeking indemnification shall forward to the party obligated to indemnify notice of any sums due and owing by the party seeking indemnification with respect to such claim and the party obligated to indemnify shall pay such sums to the party seeking indemnification in cash, within 30 days after the date of such notice.

         Section 11.5 GOOD FAITH EFFORTS TO SETTLE DISPUTES. Each of the parties agrees that, prior to commencing any litigation against the other concerning any matter with respect to which such party intends to claim a right of indemnification in such proceedings, such parties shall meet in a timely manner and attempt in good faith to negotiate a settlement of such dispute during which time such parties shall disclose to the others all relevant information relating to such dispute.

         Section 11.6 FEES AND EXPENSES. Notwithstanding any other provision in this Article 11, in the event of any dispute or controversy, in addition to any other remedies the prevailing party may obtain in such dispute, the prevailing party in such dispute shall, be entitled to recover from the other party all of its reasonable legal fees and out-of-pocket costs incurred by such party in enforcing or defending its rights hereunder.

         Section 11.7 LITIGATION SUPPORT. If, and for so long as, any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (a) any transaction contemplated hereunder, or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date, the other party will cooperate with the contesting or defending party and its counsel in the contest or defense, make available its personnel and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party, unless the contesting or defending party is entitled to indemnification therefor under this Article 11.

                                   ARTICLE 12

                               GENERAL PROVISIONS

         Section 12.1 PUBLIC DISCLOSURE. None of the parties hereto shall issue any press release or otherwise make any public statement with respect to the transactions contemplated hereby not required by law except upon the written consent of each of the other parties hereto.

         Section 12.2 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

         Section 12.3 NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first class mail, telex or telecopies, addressed as follows:


         PARTY                              ADDRESS
         -----                              -------

         WSN                                World Shopping Network, Inc.
                                            1530 Brookhollow Dr., Suite C
                                            Santa Ana, CA 92705
                                            Attn: Mr. John Anton, President
                                            Fax: 714-427-0763




with copies to:                             Harry S. Stahl, Esq.
                                            2603 Main Street Suite 1050
                                            Irvine, CA 92614
                                            Fax: 949-794-4041

         USAG                               U.S.A. Growth Inc.
                                            1530 Brookhollow Dr., Suite C
                                            Santa Ana, CA 92705
                                            Attn: Mr. John Anton, President
                                            Fax: 714-427-0763


with copies to:                             Tri Star Diversified Ventures,LLC
                                            575 Anton Blvd, Suite 400
                                            Costa Mesa, CA. 92626


All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five (5) business days after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged or confirmed, if telecoped.

         Section 12.4 ATTORNEYS' FEES. In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including, without limitation, reasonable attorneys' fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit.

         Section 12.5 COMPLETE AGREEMENT. This Agreement supersedes any and all of the other agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to such subject matter in any manner whatsoever. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any

Party, or anyone herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may be changed or amended only by an amendment in writing signed by all of the Parties or their respective successors-in-interest.

         Section 12.6 BINDING. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assigns and personal representatives of the respective Parties.

         Section 12.7 UNENFORCEABLE TERMS. Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement. To the full extent, however, that such applicable law may be waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms, the Parties hereto hereby waive such applicable law knowingly and understanding the effect of such waiver.

         Section 12.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in several counterparts and when so executed shall constitute one agreement binding on all the Parties, notwithstanding that all the Parties are not signatory to the original and same counterpart.

         Section 12.9 FURTHER ASSURANCE. From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonable request in order to discharge and perform their obligations and agreements hereunder and to give effect to the intentions expressed in this Agreement.

         Section 12.10 INCORPORATION BY REFERENCE. All exhibits referred to in this Agreement are incorporated herein in their entirety by such reference.

         Section 12.11 MISCELLANEOUS PROVISIONS. The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a party hereof. The language in all parts of this agreement shall in all cases by construed in accordance with its fair meaning as if prepared by all Parties to the Agreement and not strictly for or against any of the Parties.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

                                    U.S.A. GROWTH INC.


                                    By: /s/ John J. Anton
                                        ----------------------------------
                                            Its: President

                                    WORLD SHOPPING NETWORK, INC.


                                    By: /s/ John J. Anton
                                        ----------------------------------
                                            Its: President

                                    USAG STOCKHOLDERS

                                    /s/ John J. Anton
                                    --------------------------------------

                                    /s/ Nick Markulis
                                    --------------------------------------

                                    /s/ Tri Star Diversified Ventures, LLC
                                    --------------------------------------

                      AGREEMENT AND PLAN OF MERGER BETWEEN

                               U.S.A. GROWTH INC.

                                       AND

                          WORLD SHOPPING NETWORK, INC.

                          AGREEMENT AND PLAN OF MERGER



                                      INDEX


Article 1.   Exchange........................................................ 2
Article 2.   Considerations.................................................. 2
Article 3.   The Closing..................................................... 3
Article 4.   Representations and Warranties of USAG.......................... 4
Article 5.   Representations &Warranties of WSN & WSN Shareholders........... 13
Article 6.   Conditions Precedent to USAG's Obligations to Close............. 20
Article 7.   Conditions Precedent to WSN's and WSN Shareholders'
             Obligations to Close............................................ 22
Article 8.   Mutual Undertakings............................................. 23
Article 9.   Actions to be Taken at the Closing.............................. 24
Article 10. Termination, Amendment and Waiver................................ 25
Article 11. Survival of Representations, Warranties and Agreements........... 25
Article 12. General Provisions............................................... 27

                          AGREEMENT AND PLAN OF MERGER


         This AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of the 15th day of September, 1999, among U.S.A. GROWTH INC., a Delaware corporation ("USAG"), CERTAIN STOCKHOLDERS OF USAG ("USAG Stockholders") and WORLD SHOPPING NETWORK, INC., a Wyoming corporation ("WSN").

                                    RECITALS

A. USAG is a publicly traded Delaware corporation with authorized capital stock of one hundred million (100,000,000) shares of Common Stock, $0.001 par value per share, of which as of August 16, 1999, ninety-three million four hundred fifty thousand (93,450,000) shares were issued and outstanding and eight million (8,000,000) (Class A) ($0.17 share) and eight million (8,000,000) (Class B) ($0.25 share) Warrants were issued and outstanding.

B. WSN is a privately held Wyoming corporation with its principal place of business in California with authorized capital stock of five hundred million (500,000,000) shares of common Stock, $.001 par value per share, of which one million seven hundred seventeen thousand nine hundred seventy-one (1,717,971) shares were issued and outstanding as of August 16, 1999 ("WSN Shares"). Each holder of record of WSN Shares is sometimes referred to herein as a "WSN Shareholder."

C. The Board of Directors of both USAG and WSN and the USAG Stockholders have each determined that it is advisable and in the best interest of their respective shareholders to consummate, and have approved, the business combination transaction provided for herein to which the respective companies would merge.

D. USAG owns approximately 59% of the issued and outstanding shares of common stock of WSN.

E. It is the intention of USAG, WSN and USAG Shareholders that the transactions contemplated hereby constitute a tax-free "reorganization" as defined in Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("B Reorganization") and that all the terms and provisions of this Agreement be interpreted, construed and enforced to effectuate this intent.

         NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS, PROMISES, REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    Article 1

                                    EXCHANGE

         Section 1. EXCHANGE OF STOCK OF WSN. At the Closing Date (as defined in
Article 3 hereof), in accordance with the provisions of this Agreement and applicable law, USAG shall exchange USAG Shares for WSN Shares.



                                    ARTICLE 2

                                  CONSIDERATION

         Section 2.1 EXCHANGE. Upon completion of the reverse stock split of 12:1 of current USAG shares, USAG will issue to the WSN Shareholders two and one half (2.5) shares of USAG common stock for each share of WSN common stock. Such stock shall be issued in certificates of such denominations, amounts and names as may be requested by each WSN Shareholder.

         Section 2.2 INVESTMENT INTENT. Each WSN Shareholder must represent and warrant that he/she is acquiring said shares for investment purposes only and not with a view towards resale or redistribution in violation of state and federal securities laws. Each WSN Shareholder must agree to deliver to USAG at the closing, a letter setting forth an agreement that said shares are being acquired for investment purposes only and will not be sold except in compliance with the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder. Each of the certificates representing shares of USAG Common Stock issued to WSN Shareholders as provided for herein shall bear substantially the following legend:

         The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Corporation.

         Section 2.3 DELIVERY. At said closing, each WSN Shareholder shall deliver certificates for the shares of WSN owned by it, duly endorsed in negotiable form, with signatures guaranteed, free and clear from all claims and encumbrances.

         Section 2.4 MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Ssection 2.5) WSN shall be merged with and into USAG and the separate corporate existence of WSN shall cease (the "Merger"). USAG shall be the surviving corporation in the Merger (sometimes referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of USAG with all its rights, privleges, immunities and franchises shall continue unaffected by the Merger.

         Section 2.5 EFFECTIVE TIME. As soon as practicable following fulfillment of the conditions, including the reverse stock split by USAG and provided that this Agreement has not been terminated or abandoned, WSN and USAG will cause the Articles of Merger (the "Articles of Merger") to be executed and filed with the Secretary of State of Delaware. The Merger shall become effective on the date on which the Secretary of State of Delaware issues a Certificate of Merger and such time is referred to as the "Effective Time".

         Section 2.6       POST-MERGER.

                 2.6.1 It is contemplated by the parties herein that after the Effective Time, the new management will arrange for filing a post-effective amendment to permit USAG warrants, as stated in the RECITALS, to be exercised providing for additional funding for the expansion of the corporation.

                  2.6.2 It is expressly agreed that USAG (post-merger) will have no assets or liabilities. Any current assets will be transferred prior to the Effective Time to an affiliated entity and will be for the benefit of the pre-merger (current) shareholders of USAG. WSN shareholders will have no interest in the affiliated entity.

                  2.6.3 Surviving Corporation will be responsible for attorneys' fees directly related to the Agreement only. Any attorneys' fees and/or costs related to the "affiliated entity" will be borne by the pre-merger (current) shareholders of USAG.

                                    ARTICLE 3

                                   THE CLOSING

         Section 3.1 THE CLOSING. The Closing of the transactions provided for herein (the "Closing") shall take place at the offices of WSN, 1530 Brookhollow Dr., Suite C, Santa Ana, CA 92705 on a date to be mutually agreed upon by the parties, which date shall be on or before September 15, 1999 or at such other time and place as the parties shall mutually agree (the "Closing Date").

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF USAG


         As an inducement to WSN and WSN Shareholders to enter into this Agreement and to consummate the transactions contemplated herein, and with knowledge that WSN and the WSN Shareholders will rely thereon, USAG represents and warrants as follows to WSN and the WSN Shareholders as follows:

         Section 4.1 ORGANIZATION. USAG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which its failure to be so qualified and in good standing would have a materially adverse effect on its financial condition or business, and it has the corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

         Section 4.2 CAPITAL STRUCTURE. The authorized capital of USAG is as set forth in the RECITALS above ("USAG Common Stock"). All of the outstanding shares of USAG Common Stock are and will be validly issued, fully paid and nonassessable and were issued in transactions that were either exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") or were properly registered thereunder. A list of USAG shareholders of record at July 31, 1999 and indicating which shares are restricted, certified by USAG's transfer agent, is annexed hereto as Schedule 4.2. Except for 8,000,000 Class A warrants and 8,000,000 Class B warrants, totaling 16,000,000 warrants issued and outstanding, there are no existing options, warrants, calls, preemptive rights or commitments of any kind relating to the capital stock of USAG. The USAG Common Stock to be issued to WSN Shareholders as contemplated by this Agreement, when issued, will be legally and validly issued, fully paid and nonassessable, free of all claims, liens and encumbrances of any kind.

         Section 4.3 ARTICLES OF INCORPORATION, BYLAWS AND MINUTES. USAG has heretofore delivered to WSN and WSN Shareholders true and complete copies of its
(i) Certificate of Incorporation (certified by the Secretary of State of Delaware); (ii) Bylaws (certified by its corporate secretary) as in effect on the date hereof, and (iii) minutes of all meetings of its Board of Directors and shareholders.

         Section 4.4 BOOKS AND RECORDS. The corporate minute books, stock certificate books, stock registers and other corporate records of USAG are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the State of Delaware. USAG does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partially dependent upon or held by any means, including any electronic, mechanical or photographic process, whether computerized or not, which, including all means of access thereto and therefrom, are not under the exclusive ownership and direct control of USAG.

         Section 4.5 TITLE TO THE USAG COMMON STOCK. USAG has full power and authority to issue and convey, free and clear of all liens, encumbrances, restrictions and claims of every kind, the USAG Common Stock issuable to WSN Shareholders as contemplated by this Agreement and, when issued, said USAG Common Stock shall be validly issued, fully paid and nonassessable.

         Section 4.6 AUTHORITY. USAG has full power and authority to execute and deliver this Agreement and the other agreements required to be executed and delivered hereunder (this Agreement and such other agreements being hereinafter referred to as the "Closing Documents") and to carry out the transactions contemplated hereby and USAG has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents. The Closing Documents, when executed, will be valid and binding agreements of USAG enforceable in accordance with the terms thereof. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable USAG to enter into and perform any of its obligations under the Closing Documents, and neither the execution and delivery of the Closing Documents nor the consummation of the transactions contemplated thereby will:

                           (i) Violate the Certificate of Incorporation or Bylaws or constitute a breach of any evidence of indebtedness or agreement to which USAG is a party or by which it is bound;

                           (ii) Cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which USAG is subject or under any contract to which USAG is a party, or permit the termination of any such contract by another person;

                           (iii) Result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the property or assets of USAG under any agreement or commitment to which USAG is bound;

                           (iv)     Accelerate, or constitute an event
                  entitling, or which would, on notice or lapse of time or both, entitle the holder of any indebtedness of USAG to accelerate the maturity of any such indebtedness;

                           (v) Conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality;

                           (vi) Violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to USAG or the securities, properties or business of USAG; or

                           (vii) Violate or cause any revocation of or
                  limitation on any Permit (as defined in Section 4.17.

         Section 4.7 FINANCIAL STATEMENTS. USAG has furnished, or will prior to the Closing Date furnish WSN and WSN Shareholders with the following financial statements:

                           (a) True and complete copies of the balance sheets, related statements of operations and retained earnings and related statements of shareholders' deficiency cash flows of USAG as of and for the fiscal year ended July 31, 1998, prepared in accordance with generally accepted accounting principles ("GAAP") and audited by USAG's independent public accountants; and

                           (b) True and complete copies of the unaudited balance sheet as of April 30, 1999 and related statements of operations and retained earnings and related statements of cash flows of USAG as of April 30, 1999.

         Hereinafter, the financial statements referred to in subsections (a) and (b), together with the footnotes and supporting schedules thereto, are referred to as the "USAG Financial Statements." Copies of the USAG Financial Statements described in subsections (a) and (b) have been annexed hereto as
SCHEDULE 4.7. The audited USAG Financial Statements, including the footnotes thereto, have been prepared by USAG in accordance with GAAP and present fairly the financial condition of USAG at the dates thereof and reflect all material claims against, and all material debts and liabilities of, USAG, fixed or contingent, as at the dates thereof and the statements of income and retained earnings which are a part of the audited USAG Financial Statements present fairly the results of the operations of USAG and cash flows for the periods indicated except as otherwise disclosed in this Agreement, the USAG Financial Statements and the Exhibits and Schedules hereto. Such audited USAG Financial Statements shall have been audited by USAG's independent certified public accountants in accordance with generally accepted auditing standards. USAG shall make available to WSN and WSN Shareholders and their independent public accountants its work papers and those of its independent public accountants related to the USAG Financial Statements.

         Section 4.8 NO UNDISCLOSED LIABILITIES. USAG does not have any material liability or obligation, absolute or contingent, including without limitation, liabilities for federal, state, local or foreign taxes which (i) is not reflected on the USAG Financial Statements, or (ii) has arisen since April 30, 1999 and which is materially adverse to the business, assets or operations of USAG, or (iii) is not referred to elsewhere in this Agreement or the Schedules hereto.

         Section 4.9 TITLE TO ASSETS; PERMITTED ENCUMBRANCES. USAG has good and indefeasible title, or valid leasehold rights in the case of leased assets, to all of its assets reflected on the USAG Financial Statements and all of the assets thereafter acquired by it (except to the extent that such assets have thereafter been disposed of in the ordinary course of business or otherwise in accordance with this Agreement), subject to no mortgages, liens, security interests or encumbrances (B) minor defects in title and encumbrances, none of which, individually or in the aggregate, materially interferes with the use or value of such property, (C) liens and security interests under operating agreements for amounts not yet delinquent or which are being contested in good faith, (D) liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (E) liens for mechanics, materialmen, laborers, employees, suppliers or similar liens created in the ordinary course of business and arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (F) liens created in the ordinary course of business in connection with the leasing or financing of office, computer and related equipment and supplies.

         Section 4.10 CONDITION OF PROPERTY. All of the tangible personal property of USAG is, in accordance with industry standards, in operating condition and repair, reasonable wear and tear excepted except for such property the condition of which does not materially adversely affect the business of USAG.

         Section 4.11 INSURANCE. As of the closing date herein, there is no insurance policies in affect for USAG.

         Section 4.12 PATENTS AND TRADEMARKS. USAG owns or possesses adequate and enforceable licenses or other rights to use all patents, trademarks, trade names and copyrights now used in the conduct of its business.

         Section 4.13 CONDUCT OF BUSINESS.On or about June 29,1999 the Corporation (USAG) transferred to Growth Net, Inc. a wholly owned subsidiary of the Corporation, all of the current assets of the Corporation for the purpose of making a distribution of the stock of said subsidiary to the shareholders of the Corporation on the record date of June 30,1999. Other then the foregoing, Since June 30, 1999, there has not occurred any of the following events, other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition of USAG:

                           (i) Any change in the business, operations or financial condition or the manner of conducting the business of USAG;

                           (ii) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business operations or financial condition of USAG;

                           (iii) Any authorization or issuance of any shares of capital stock of USAG;

                           (iv) Any declaration, setting aside or payment of dividends or other distribution in respect of the capital stock of USAG;

                           (v) Any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of USAG;

                           (vi) Any increase in the compensation by USAG of its directors, officers or employees over their compensation as disclosed in the USAG Financial Statements;

                           (vii) Any employment agreement for a fixed term or any deferred compensation agreement entered into between USAG and any of its directors, officers or other employees or consultants;

                           (viii) Any amendment or termination by USAG of any material contract, agreement, license, or other agreement other than in the ordinary course of business; or

                           (ix) Any indebtedness incurred by USAG or any commitment to borrow money entered into by USAG.

         Section 4.14 LITIGATION. There is no action, suit or proceeding pending before any court, administrative agency or other governmental body or arbitrator, or threatened against USAG. USAG is not a party or subject to, or bound by, any injunction, judgment, order or decree, whether or not still subject to appeal, of any court, administrative agency or other governmental body or arbitrator.

         Section 4.15 TAX MATTERS. USAG has paid all federal, state, county, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income (individually, a "Tax" and collectively, the "Taxes"), and all deficiencies or other additions to any Tax, interest and penalties owed by it in connection with any Tax required to be paid by it relating to USAG or any of its assets or business through the date hereof. USAG shall have paid timely, prior to the Closing Date, all Taxes relating to it or its business or assets, including additions, interest, penalties and estimated payments, required to be paid by it under applicable law after the date hereof.

         Section 4.16 NO TAX LIENS. None of the assets of USAG is subject to any lien in favor of the United States pursuant to Section 6321 of the Internal Revenue Code of 1986, as amended (the "Code") for nonpayment of federal taxes, or any lien in favor of any state under any comparable provision of state law.

         Section 4.17 COMPLIANCE WITH LAWS; PERMITS. USAG is not in violation of any applicable order, judgment, injunction, award or decree relating to its business or assets. USAG is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to its business or assets. Without limiting the generality of the foregoing, (a) there is not pending or threatened, any notification of any governmental authority that USAG is not in compliance with applicable laws and regulations respecting employment and employment practices, occupational safety and health laws and regulations, and laws or regulations relating to the quality of the environment and USAG knows of no basis therefor, and (b) USAG has not received any such notification of past violations of such laws or regulations. USAG holds all licenses, permits, orders and approvals of any federal, state or local governmental or regulatory bodies (collectively, "Permits") that are material to or necessary for the conduct of its business. All Permits are in full force and effect and no proceeding to revoke or limit any of such Permits is pending or, to the knowledge of USAG, threatened.

         Section 4.18 CONTRACTS AND OTHER AGREEMENTS. There are no contracts to which USAG is party or by or to which it or its assets or properties are bound or subject, including, without limitation, any (a) contract for the employment of any officer or individual employee, (b) contract with any union, (c) bank loan or other credit agreement, (d) bonus, deferred compensation, profit sharing, pension or retirement arrangement, (e) partnership or joint venture agreement, or (f) other material contract, agreement or commitment. USAG is not in the process of negotiating or entering into any agreements described in this
Section 4.18.

         Section 4.19 REAL PROPERTY. (i) USAG does not own or possess any land,
(ii) is not a party to any leases, subleases or other agreements under which USAG is lessor or lessee of, or uses or occupies or allows the use or occupancy of, any real property, and (iii) is not a party to any options or contractual obligations on the part of USAG to purchase or acquire any interest in real property.

         Section 4.20 TANGIBLE PROPERTY. There is no machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, or any related capitalized items and other tangible property owned by USAG located and/or used by USAG as of the date hereof (other than inventory) (the "USAG Tangible Property"), all of which is reflected in the USAG Financial Statements and all of which is in good operating condition and repair, subject only to normal wear and tear. USAG has not received notice that any of the USAG Tangible Property is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation. All leases, conditional sales contracts, franchises or licenses pursuant to which USAG may hold any interest in or to the USAG Tangible Property are in full force and effect and, with respect to the performance of USAG, there is no default or event of default or event which with notice or lapse of time or both would constitute a default.

         Section 4.21 INTANGIBLE PROPERTY. . All USAG Intangible Property is owned outright by USAG, free and clear of any lien or encumbrance and there exist no obligations with respect to any USAG Intangible Property requiring USAG to make any payment in respect of its use or otherwise. USAG has not agreed to indemnify any person for or against any interference, infringement, misappropriation or other conflict with respect to the USAG Intangible Property.

                   USAG has no notice of any patent, invention, trademark, service mark or trade name of any other person that infringes upon, or is infringed upon by, any of the USAG Intangible Property or notice of any claim of any other persons relating to any of the USAG Intangible Property or any process or confidential information of USAG and USAG knows of no basis for any such charge or claim.

         Section 4.22 ACCOUNTS AND NOTES RECEIVABLE. As of the closing date there are no accounts receivable or notes receivable owned by USAG.

         Section 4.23 LIABILITIES. Except as otherwise set forth in this Agreement or any Schedule hereto, USAG has no direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, asserted or unasserted, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise which have or could have a material adverse effect on USAG or its assets or business ("Liabilities"), other than (a) Liabilities fully and adequately reflected or reserved against in the USAG Financial Statements, and (b) Liabilities incurred since January 1, 1999 in the ordinary course of business. All trade and other payables will continue to be paid in accordance with USAG's past business practices.

         Section 4.24 SUPPLIERS AND CUSTOMERS. All presently opened purchase orders were issued by USAG in the normal and customary course of business and contains terms which result from arm's length negotiations.

         Section 4.25 EMPLOYEE BENEFIT PLANS. USAG does not maintain or contribute to, and has never maintained or contributed to, any employee pension benefit plan subject to the Employee Retirement Income Security Act of 1974.

         Section 4.26 CURTAILMENT OF OPERATIONS. No labor disputes or work stoppages involving USAG are pending or threatened which, either singly or in the aggregate, will have a material adverse effect on the business of USAG. To the knowledge of USAG, no material customer of or supplier to the USAG is involved in, or affected by, any dispute, arbitration, lawsuit, or administrative proceedings which could materially adversely affect its business, operations, properties, assets or condition, financial or otherwise.

         Section 4.27 EMPLOYEE RELATIONS. USAG is not a party to a collective bargaining agreement and is in compliance with all applicable federal, state or other laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment (including issues related to independent contractor status of personnel) and wages and hours, and has not and is not engaged in any unfair labor practice. There have been no organization efforts by any trade unions within the last 12 months.

         Section 4.28 RESTRICTIVE DOCUMENTS. Except as otherwise disclosed in this Agreement or any Schedule or Exhibit hereto, USAG is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, or any law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which materially adversely affects the business practices, operations or condition of USAG, or which would prevent consummation of the transactions contemplated by this Agreement, or the continued operation of the business on substantially the same basis as heretofore operated.

         Section 4.29 RELATIONSHIPS. No officer or director of USAG possesses, directly or indirectly, any financial interest in, or is a director, officer, shareholder or employee of, any corporation, firm, association or business organization which is a manufacturer for, or client, supplier, customer, lessor, lessee, or competitor or potential competitor of, USAG. USAG is not indebted to any officer, director or employee of USAG or to any entity in which any such person has a financial interest.

         Section 4.30 NO CHANGES PRIOR TO CLOSING DATE. During the period from the date of this Agreement to and including the Closing Date, other than as expressly set forth on one or more of the Schedules hereto, USAG will not have:

                           (i) Incurred any liability or other obligations of any nature (whether accrued, absolute, contingent or otherwise) which affects or may affect its assets or business, except in the ordinary course of business;

                           (ii) Permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

                           (iii) Sold, transferred or otherwise disposed of any of its assets, except in the ordinary course of business;

                           (iv) Made any capital expenditure or commitment therefor in excess of $5,000;

                           (v)      Made any bonus or profit sharing
                  contribution or distribution, except in the ordinary course of business;

                           (vi) Increased its indebtedness for borrowed money, except current borrowings from banks in the ordinary course of business, or made any loan to any person;

                           (vii) Written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, none of which, individually or in the aggregate, materially and adversely affects its assets or business;

                           (viii) Granted any increase in the rate of wages, salaries, bonuses or other compensation of any executive employee or other employees of USAG, except in the ordinary course of business;

                           (ix) Canceled or waived any claims or rights, except in the ordinary course of business;

                           (x) Made any change in any method of accounting or auditing practice;

                           (xi) Otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of business;

                           (xii) Entered into any agreements with any affiliates; or

                           (xiii) Agreed, whether or not in writing, to do any of the foregoing.

         Section 4.31 DISCLOSURE. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of USAG or by any of USAG's directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to USAG which materially and adversely affects or which may materially and adversely affect its business, prospects or financial condition or its assets, which has not been set forth in this Agreement, the Schedules, Exhibits, certificates or statements furnished in writing to WSN and WSN Shareholders in connection with the transactions contemplated by this Agreement.

         Section 4.32 BROKER'S OR FINDER'S FEES. Except for the finder's fee payable to Havkit Corporation, no broker, finder or similar intermediary is entitled to fees in connection with the transactions contemplated by this Agreement by virtue of any action or agreement of USAG.

         Section 4.33 SEC DOCUMENTS. USAG's Common Stock is registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and it has filed on a current basis all reports required to be filed with the Securities and Exchange Commission (the "SEC") under the Exchange Act. USAG has delivered to WSN and WSN Shareholders true, accurate and complete copies of all reports filed under the Exchange Act since the date of inception of USAG and all registration statements filed under the Securities Act. Hereinafter, all documents filed by USAG under the Securities Act and the Exchange Act are collectively referred to as the "SEC Documents." The SEC Documents contain all material information regarding USAG and contain no misstatement of any material fact or omit any statement of a material fact necessary in order to make the statements contained therein not misleading and, as of their respective filing dates, comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

                               ARTICLE 5

                      REPRESENTATIONS AND WARRANTIES OF WSN

         As an inducement to USAG to enter into this Agreement and to consummate the transactions contemplated herein, and with knowledge that USAG will rely thereon, WSN represents and warrants as follows to USAG:

         Section 5.1 ORGANIZATION. WSN is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming, is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which its failure to be so qualified and in good standing would have a materially adverse effect on its financial condition or business, and it has the corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

         Section 5.2 CAPITAL STRUCTURE. The authorized capital of WSN (the "WSN Common Stock") is as set forth in the RECITALS above. All of the outstanding shares of WSN Common Stock are validly issued, fully paid and nonassessable and were issued in transactions that were exempt from registration under the Securities Act. A list of WSN shareholders of record at July 31, 1999 is annexed as SCHEDULE 5.2.

         Section 5.3 ARTICLES OF INCORPORATION, BYLAWS AND MINUTES. WSN has heretofore delivered to USAG true and complete copies of its (i) Articles of Incorporation (certified by the Secretary of State of Wyoming); (ii) Bylaws (certified by its corporate secretary) as in effect on the date hereof, and
(iii) minutes of all meetings of its Board of Directors and shareholders.

         Section 5.4 BOOKS AND RECORDS. The corporate minute books, stock certificate books, stock registers and other corporate records of WSN are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the State of Wyoming. WSN does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partially dependent upon or held by any means, including any electronic, mechanical or photographic process, whether computerized or not, which, including all means of access thereto and therefrom, are not under the exclusive ownership and direct control of WSN.

         Section 5.5 TITLE TO THE WSN COMMON STOCK. Each WSN Shareholder will warrant that he/she has full power and authority to transfer and convey, free and clear of all liens, encumbrances, restrictions and claims of every kind, the WSN Shares to USAG as contemplated by this Agreement.

         Section 5.6 AUTHORITY. WSN has full power and authority to execute and deliver this Agreement and the other Closing Documents and to carry out the transactions contemplated hereby and WSN has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents. The Closing Documents, when executed, will be valid and binding agreements of WSN enforceable in accordance with the terms thereof. No consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable WSN to enter into and perform any of its obligations under the Closing Documents, and neither the execution and delivery of the Closing Documents nor the consummation of the transactions contemplated thereby will:

                           (i) Violate the Articles of Incorporation or Bylaws or constitute a breach of any evidence of indebtedness or agreement to which WSN is a party or by which it is bound;

                           (ii) Cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which WSN is subject or under any contract to which WSN is a party, or permit the termination of any such contract by another person;

                           (iii) Result in the creation or imposition of any security interest, lien, charge or other encumbrance upon the property or assets of WSN under any agreement or commitment to which WSN is bound;

                           (iv)     Accelerate, or constitute an event
                  entitling, or which would, on notice or lapse of time or both, entitle the holder of any indebtedness of WSN to accelerate the maturity of any such indebtedness;

                           (v) Conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality;

                           (vi) Violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to WSN or the securities, properties or business of WSN; or

                           (vii) Violate or cause any revocation of or limitation on any Permit (as defined in Section 5.17).

         Section 5.7 FINANCIAL STATEMENTS. WSN has furnished, or will prior to the Closing Date furnish USAG with (i) true and complete copies of the unaudited balance sheet and related statements of operations and retained earnings and related statements of cash flows of WSN since its inception, and
(ii) true and complete copies of the unaudited balance sheet as of June 30, 1999 and related statements of operations and retained earnings and related statements of cash flows of WSN as of June 30, 1999

         Hereinafter, the financial statements referred to above, together with the footnotes and supporting schedules thereto, are referred to as the "WSN Financial Statements." Copies of the

WSN Financial Statements described above have been annexed hereto as SCHEDULE
5.7. The WSN Financial Statements, including the footnotes thereto, present fairly the financial condition of WSN at the date thereof and reflect all material claims against, and all material debts and liabilities of, WSN, fixed or contingent, as at the date thereof and the statement of operations and retained earnings which are a part of the WSN Financial Statements present fairly the results of the operations of WSN and cash flows for the period indicated except as otherwise disclosed in this Agreement, the WSN Financial Statements and the Exhibits and Schedules hereto.

         Section 5.8 NO UNDISCLOSED LIABILITIES. WSN does not have any material liability or obligation, absolute or contingent, including without limitation, liabilities for federal, state, local or foreign taxes which (i) is not reflected on the WSN Financial Statements, or (ii) has arisen since January 1, 1999 and which is materially adverse to the business, assets or operations of USAG or (iii) is not referred to elsewhere in this Agreement or the Schedules hereto.

         Section 5.9 TITLE TO ASSETS; PERMITTED ENCUMBRANCES. WSN has good and indefeasible title, or valid leasehold rights in the case of leased assets, to all of its assets reflected on the WSN Financial Statements and all of the assets thereafter acquired by it (except to the extent that such assets have thereafter been disposed of in the ordinary course of business or otherwise in accordance with this Agreement), subject to no mortgages, liens, security interests or encumbrances other than (A) minor defects in title and encumbrances, none of which, individually or in the aggregate, materially interferes with the use or value of such property, (B) liens and security interests under operating agreements for amounts not yet delinquent or which are being contested in good faith, (C) liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (D) liens for mechanics, materialmen, laborers, employees, suppliers or similar liens created in the ordinary course of business and arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings,
(E) liens created in the ordinary course of business in connection with the leasing or financing of office, computer and related equipment and supplies.

         Section 5.10 CONDITION OF PROPERTY. All of the tangible personal property of WSN is, in accordance with industry standards, in operating condition and repair, reasonable wear and tear excepted except for such property the condition of which does not materially adversely affect the business of WSN.

         Section 5.11 INSURANCE. Set forth in SCHEDULE 5.11, is a list of all insurance policies carried by WSN (showing as to each policy, the carrier, policy number, coverage limits, expiration dates, and a general description of the type of coverage provided) and such policies are in full force and effect and the premiums due and owing therefor have been paid in full and will be so paid to the Closing Date.

         Section 5.12 PATENTS AND TRADEMARKS. WSN owns or possesses adequate and enforceable licenses or other rights to use all patents, trademarks, trade names and copyrights now used in the conduct of its business.

         Section 5.13 CONDUCT OF BUSINESS. Since January 1, 1999 there has not occurred any of the following events, other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition of WSN:

                           (i) Any change in the business, operations or financial condition or the manner of conducting the business of WSN;

                           (ii) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business operations or financial condition of WSN;

                           (iii) Any authorization or issuance of any shares of capital stock of WSN;

                           (iv) Any declaration, setting aside or payment of dividends or other distribution in respect of the capital stock of WSN;

                           (v) Any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of WSN; or

                           (vi) Any amendment or termination by WSN of any material contract, agreement, license, or other agreement other than in the ordinary course of business.

         Section 5.14 LITIGATION. There is no action, suit or proceeding pending before any court, administrative agency or other governmental body or arbitrator, or threatened against WSN. WSN is not a party or subject to, or bound by, any injunction, judgment, order or decree, whether or not still subject to appeal, of any court, administrative agency or other governmental body or arbitrator.

         Section 5.15 TAX MATTERS. WSN has paid all Taxes and all deficiencies or other additions to any Tax, interest and penalties owed by it in connection with any Tax required to be paid by it relating to WSN or any of its assets or business through the date hereof. WSN shall have paid timely, prior to the Closing Date, all Taxes relating to it or its business or assets, including additions, interest, penalties and estimated payments, required to be paid by it under applicable law after the date hereof.

         Section 5.16 NO TAX LIENS. None of the assets of WSN is subject to any lien in favor of the United States pursuant to Section 6321 of the Code for nonpayment of federal taxes, or any lien in favor of any state under any comparable provision of state law.

         Section 5.17 COMPLIANCE WITH LAWS; PERMITS. WSN is not in violation of any applicable order, judgment, injunction, award or decree relating to its business or assets. WSN is not in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to its business or assets. Without limiting the generality of the foregoing, (a) there is not pending or threatened, any notification of any governmental authority that WSN is not in compliance with applicable laws and regulations respecting employment and employment practices, occupational safety and health laws and regulations, and laws or regulations relating to the quality of the environment and WSN knows of no basis therefor, and (b) WSN has not received any such notification of past violations of such laws or regulations. WSN holds all Permits that are material to or necessary for the conduct of its business. All Permits are in full force and effect and no proceeding to revoke or limit any of such Permits is pending or, to the knowledge of WSN, threatened.

         Section 5.18 CONTRACTS AND OTHER AGREEMENTS. There are no contracts to which WSN is party or by or to which it or its assets or properties are bound or subject, including, without limitation, any (a) contract for the employment of any officer or individual employee, (b) contract with any union, (c) bank loan or other credit agreement, (d) bonus, deferred compensation, profit sharing, pension or retirement arrangement, (e) partnership or joint venture agreement, or (f) other material contract, agreement or commitment. WSN is not in the process of negotiating or entering into any agreements.

         Section 5.19 REAL PROPERTY. (I) WSN does not own or possess any land,
(ii) All of the WSN Leases, true and complete copies of which have been delivered to USAG, and WSN is not in default under or with respect to any thereof and WSN has not received or sent any notice of any default under or with respect to any thereof and, to the knowledge of WSN, no other party to any thereof is in default under or with respect to any thereof. WSN enjoys a right of quiet possession of the premises covered by each Lease as against all other persons and entities.

         Section 5.20 TANGIBLE PROPERTY. All machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, or any related capitalized items and other tangible property owned by WSN located and/or used by WSN as of the date hereof (other than inventory) (the "WSN Tangible Property"), all of which is reflected in the WSN Financial Statements and all of which is in good operating condition and repair, subject only to normal wear and tear. WSN has not received notice that any of the WSN Tangible Property is in violation of any existing law or any building, zoning, health, safety or other ordinance, code or regulation. All leases, conditional sales contracts, franchises or licenses pursuant to which WSN hold any interest in or to the WSN Tangible Property are in full force and effect and, with respect to the performance of WSN, there is no default or event of default or event which with notice or lapse of time or both would constitute a default.

         Section 5.21 INTANGIBLE PROPERTY. All trademarks, service marks, trade names and franchises used by WSN, all applications for any of the foregoing (collectively, "WSN Intangible Property"), and all permits, grants and licenses or other rights running to or from WSN relating to any of the foregoing, complete copies of which have been delivered to USAG. WSN owns or possesses the requisite licenses or other rights to use the WSN Intangible Property.

                   WSN has no notice of any patent, invention, trademark, service mark or trade name of any other person that infringes upon, or is infringed upon by, any of the WSN Intangible Property or notice of any claim of any other persons relating to any of the WSN Intangible Property or any process or confidential information of WSN and WSN knows of no basis for any such charge or claim.

         Section 5.22 ACCOUNTS AND NOTES RECEIVABLE. As of the date of closing, WSN does not possess any accounts receivables or notes receivables other than those listed in the current financial statements.

         Section 5.23 LIABILITIES. Except as otherwise set forth in this Agreement or any Schedule hereto, WSN has no direct or indirect Liabilities, other than (a) Liabilities fully and adequately reflected or reserved against in the WSN Financial Statements, and (b) Liabilities incurred since January 1, 1999 in the ordinary course of business. All trade and other payables will continue to be paid in accordance with WSN's past business practices.

         Section 5.24 SUPPLIERS AND CUSTOMERS. All presently open purchase orders were issued by WSN in the normal and customary course of business and contain terms, which result from arm's length negotiations.

         Section 5.25 EMPLOYEE BENEFIT PLANS. WSN does not maintain or contribute to, and has never maintained or contributed to, any employee pension benefit plan subject to the Employee Retirement Income Security Act of 1974.

         Section 5.26 CURTAILMENT OF OPERATIONS. No labor disputes or work stoppages involving WSN are pending or threatened which, either singly or in the aggregate, will have a material adverse effect on the business of WSN. To the knowledge of WSN, no material customer of or supplier to the WSN is involved in, or affected by, any dispute, arbitration, lawsuit, or administrative proceedings which could materially adversely affect its business, operations, properties, assets or condition, financial or otherwise.

         Section 5.27 EMPLOYEE RELATIONS. WSN is not a party to a collective bargaining agreement and is in compliance with all applicable federal, state or other laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment (including issues related to independent contractor status of personnel) and wages and hours, and has not and is not engaged in any unfair labor practice. There have been no organization efforts by any trade unions within the last 12 months.

         Section 5.28 RESTRICTIVE DOCUMENTS. Except as otherwise disclosed in this Agreement or any Schedule or Exhibit hereto, WSN is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, or any law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which materially adversely affects the business practices, operations or condition of WSN, or which would prevent consummation of the transactions contemplated by this Agreement, or the continued operation of the business on substantially the same basis as heretofore operated.

         Section 5.29 RELATIONSHIPS. No officer or director of WSN possesses, directly or indirectly, any financial interest in, or is a director, officer, shareholder or employee of, any corporation, firm, association or business organization which is a manufacturer for, or client, supplier, customer, lessor, lessee, or competitor or potential competitor of, WSN. WSN not indebted to any officer, director or employee of WSN or to any entity in which any such person has a financial interest.

         Section 5.30 NO CHANGES PRIOR TO CLOSING DATE. During the period from the date of this Agreement to and including the Closing Date, other than as expressly set forth on one or more of the Schedules hereto, WSN will not have:

                           (i) Incurred any liability or other obligations of any nature (whether accrued, absolute, contingent or otherwise) which affects or may affect its assets or business, except in the ordinary course of business;

                           (ii) Permitted any of its assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind;

                           (iii) Sold, transferred or otherwise disposed of any of its assets, except in the ordinary course of business;

                           (iv) Made any capital expenditure or commitment therefor in excess of $5,000;

                           (v)      Made any bonus or profit sharing
                  contribution or distribution, except in the ordinary course of business;

                           (vi) Increased its indebtedness for borrowed money, except current borrowings from banks in the ordinary course of business, or made any loan to any person;

                           (vii) Written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, none of which, individually or in the aggregate, materially and adversely affects its assets or business;

                           (viii) Granted any increase in the rate of wages, salaries, bonuses or other compensation of any executive employee or other employees of USAG, except in the ordinary course of business;

                           (ix) Canceled or waived any claims or rights, except in the ordinary course of business;

                           (x) Made any change in any method of accounting or auditing practice;

                           (xi) Otherwise conducted its business or entered into any transaction, except in the usual and ordinary manner and in the ordinary course of business;

                           (xii) Entered into any agreements with any affiliates; or

                           (xiii) Agreed, whether or not in writing, to do any of the foregoing.

         Section 5.31 DISCLOSURE. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of WSN or by any of WSN's directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to WSN which materially and adversely affects or which may materially and adversely affect its business, prospects or financial condition or its assets, which has not been set forth in this Agreement, the Schedules, Exhibits, certificates or statements furnished in writing to USAG in connection with the transactions contemplated by this Agreement.

         Section 5.32 BROKER'S OR FINDER'S FEES. Except for the finder's fee payable to Havkit Corporation, no broker, finder or similar intermediary is entitled to fees in connection with the transactions contemplated by this Agreement by virtue of any action or agreement of WSN or WSN Shareholders.

                                    ARTICLE 6

               CONDITIONS PRECEDENT TO USAG'S OBLIGATIONS TO CLOSE

         The obligation of USAG to enter into and to complete the transactions contemplated by this Agreement is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived only in writing by USAG:

         Section 6.1 REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS. The representations, warranties and other agreements of WSN and WSN Shareholders contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. WSN and WSN Shareholders shall have performed and complied with in all material respects all covenants and agreements required by this Agreement required by this Agreement to be performed or compiled with by them on or prior to the Closing Date.

         Section 6.2 GOVERNMENTAL PERMITS AND APPROVALS. All permits and approvals from any governmental or regulatory body required for the lawful consummation of the transactions which are the subject of this Agreement shall have been obtained.

         Section 6.3 THIRD PARTY CONSENTS. All consents, permits and approvals from parties to any leases, contracts or other agreements with WSN and/or WSN Shareholders that may be required in connection with the performance by any of them of their obligations under this Agreement or the continuance of such leases, contracts or other agreements without material modification after the Closing Date shall have been obtained. USAG also shall have received all required waivers or consents under any material debt instrument or other material agreement to which WSN or WSN Shareholder is a party or by which any of them is bound.

         Section 6.4 INVESTMENT LETTERS. Each person receiving USAG Common Stock hereunder shall have delivered to USAG an investment letter substantially in the form of EXHIBIT A hereto.

         Section 6.5 NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business or the assets of WSN taken as a whole, financial or otherwise, regardless of reason, including, but not limited to, those changes that are as a result of any legislative or regulatory change, revocation of any Permits, licenses or rights to do business, failure to obtain any Permit at the normal time or in the manner applied for by WSN, fire, explosion, accident, casualty, labor trouble, flood, riot, storm, condemnation or act of God or otherwise.

         Section 6.6 LITIGATION. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages in connection with such transactions, or that has or could reasonably be expected to have, in the opinion of USAG, a materially adverse effect on WSN.

         Section 6.7 APPROVAL BY USAG BOARD OF DIRECTORS. The Board of Directors of USAG shall have approved this Agreement and the transactions contemplated hereunder.

         Section 6.8 APPROVAL BY USAG'S COUNSEL. All actions and proceedings hereunder and all documents and other papers required to be delivered by USAG hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters shall have been reasonably approved by counsel to USAG.

         Section 6.9 CERTIFICATES, ETC. OF WSN AND WSN SHAREHOLDER. WSN and WSN Shareholders each shall have delivered all certificates, documents or instruments and such other matters as USAG's counsel may have reasonably requested prior to the Closing Date, including, without limitation, a copy of the resolutions duly adopted by WSN's board of directors and shareholders authorizing and approving the execution and delivery by WSN of this Agreement and the other Closing Documents, and the consummation by WSN of the transactions contemplated hereby, certified by the secretary of WSN dated as of the Closing Date.

         Section 6.10 TAX-FREE REORGANIZATION. The transaction contemplated by this Agreement shall have been accomplished on a tax-free basis.

                                    ARTICLE 7

               CONDITIONS PRECEDENT TO WSN'S AND WSN SHAREHOLDERS'
                              OBLIGATIONS TO CLOSE

         The obligation of WSN and WSN Shareholders to enter into and to complete the transactions contemplated by this Agreement is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived only in writing by WSN and WSN Shareholders.

         Section 7.1 REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS. The representations, warranties and other agreements of USAG contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. USAG shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         Section 7.2 GOVERNMENTAL PERMITS AND APPROVALS. All permits and approvals from any governmental or regulatory body required for the lawful consummation of the transactions which are the subject of this Agreement shall have been obtained.

         Section 7.3 THIRD PARTY CONSENTS. All consents, permits and approvals from parties to any leases, contracts or other agreements with USAG that may be required in connection with the performance by USAG of its obligations under this Agreement or the continuance of such leases, contracts or other agreements without material modification after the Closing Date shall have been obtained. WSN and WSN Shareholders also shall have received all required waivers or consents under any material debt instrument or other material agreement to which USAG is a party or by which USAG is bound.

         Section 7.4 NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business or the assets of USAG, taken as a whole, financial or otherwise, regardless of reasons, including, but not limited to, those changes that are as a result of any legislative or regulatory change, revocation of any Permits, licenses or rights to do business, failure to obtain any Permit at the normal time or in the manner applied for by USAG, fire, explosion, accident, casualty, labor trouble, flood, riot, storm condemnation or act of God or otherwise.

         Section 7.5 LITIGATION. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages in connection with such transactions, or that has or could reasonably be expected to have, in the opinion of WSN and WSN Shareholders, a materially adverse effect on USAG.

         Section 7.6 APPROVAL BY WSN'S BOARD OF DIRECTORS AND WSN SHAREHOLDERS. The Board of Directors and the shareholders of WSN shall have approved this Agreement and the transactions contemplated hereunder.

         Section 7.7 APPROVAL BY WSN'S COUNSEL. All actions and proceedings hereunder and all documents and other papers required to be delivered by WSN hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters shall have been reasonably approved by counsel to WSN.

         Section 7.8 CERTIFICATES, ETC. OF USAG. USAG shall have delivered all certificates, documents or instruments with respect to its authority and such other matters as WSN and WSN Shareholders' counsel may have reasonably requested prior to the Closing Date, including, without limitation, a copy of the resolutions duly adopted by USAG's board of directors and shareholders, authorizing and approving the execution and delivery by USAG of this Agreement and the other Closing Documents, and the consummation by USAG, of the transactions contemplated hereby, certified by the secretary of USAG, dated as of the Closing Date.

         Section 7.9 TAX-FREE REORGANIZATION. The transaction contemplated by this Agreement shall have been accomplished on a tax-free basis.

                                    ARTICLE 8

                               MUTUAL UNDERTAKINGS

         Section 8.1 NOTICE OF EVENTS. Each party shall promptly notify each other party of (a) any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement, or (b) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule, Exhibit or statement delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, other than items arising in the ordinary course of business which would not render materially inaccurate any of the representations, warranties or other agreements of said party.

         Section 8.2 ACCESS TO INFORMATION, ETC. Each party will permit the officers and authorized representatives of the other parties access to its properties, books and records and those of its subsidiaries, if applicable, and will furnish to the other parties additional financial and operating data and other information as to its business and properties and those of its subsidiaries, if applicable, as the other parties from time to time may reasonably request. If for any reason the reorganization is not consummated each party shall treat in strict confidence all confidential information regarding the other parties obtained hereunder.

         Section 8.3 STANDSTILL AGREEMENT AND EXPENSES. From and after the date of this Agreement and up to and including the Closing Date all parties agree to conduct their respective businesses in the ordinary course and USAG will not issue or agree to issue any additional securities without the consent of WSN and WSN Shareholders. Without the consent of WSN and WSN Shareholders, USAG will not, except in the ordinary course of business, transfer assets or create liabilities. All reasonable expenses incurred in connection with the completion of the transactions contemplated herein shall be deemed to be in the ordinary course of business. Except as otherwise provided herein in Article 10 (termination), each party shall be responsible for expenses incurred by it in connection with the transactions contemplated herein.

                                    ARTICLE 9

                       ACTIONS TO BE TAKEN AT THE CLOSING

         The following actions shall be taken at the Closing, each of which shall be conditioned on completion of all the others and all of which shall be deemed to have taken place simultaneously:

         Section 9.1 THE INVESTMENT LETTERS. The persons receiving USAG Common Stock hereunder shall have executed and delivered to USAG an investment letter as provided in Section 6.4.

         Section 9.2 THE CONSIDERATION - USAG COMMON STOCK. USAG shall issue and deliver to WSN Shareholders stock certificates representing shares of USAG Common Stock in accordance with Section 2.1.

         Section 9.3 CLOSING CERTIFICATES OF USAG. USAG shall deliver to WSN and WSN Shareholder a closing certificate and any other certificates, as required by
Section 7.8, dated the Closing Date, in form reasonably satisfactory to WSN and WSN ShareholderS.

         Section 9.4 CLOSING CERTIFICATES OF WSN AND WSN SHAREHOLDER. WSN and WSN ShareholderS shall deliver to USAG a closing certificate and any other certificates as required by Section 6.9, dated the Closing Date, in form reasonably satisfactory to USAG.

         Section 9.5 RESIGNATION OF USAG BOARD. The Board of Directors of USAG will resign and be replaced by the Board of WSN.

                                   ARTICLE 10

                        TERMINATION, AMENDMENT AND WAIVER

         Section 10.1 TERMINATION.

                  (a) This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval and adoption of this Agreement by the USAG shareholders and the WSN shareholders, by mutual written consent of the parties.

                  (b) This Agreement will terminate on its own terms on September 30, 1999, if the Closing has not occurred by said date, unless extended by the parties.

         Section 10.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 10.1, the rights and obligations of the parties hereto shall be of no further force and effect, except for the provisions of Section
12.1 (relating to public statements), the last sentence of Section 8.2 (relating to confidential information) and Section 8.3 (relating to expenses), and none of the parties hereto shall have any liability in respect of such termination, except that any party shall be liable to the extent that failure to satisfy the conditions contained herein results from the intentional or willful violation of the representations, warranties, covenants or agreements of such party under this Agreement.

                                   ARTICLE 11

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         Section 11.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing for a period of two years after the Closing Date with the exception of Sections 4.15, 4.16, 5.15, and 5.16 which shall survive for a period of time which is equal to the statute of limitations period applicable to any respective Tax liability being asserted.

         Section 11.2 INDEMNITY AGREEMENT OF USAG. USAG shall indemnify, defend, reimburse and hold harmless WSN and WSN Shareholders from and against any and all claims, demands, penalties, fines, liabilities, obligations, losses, settlements, damages, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel incident to any of the foregoing (collectively, "Losses") resulting from:

                  (a) Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant on the part of USAG contained in this Agreement.

                  (b) Any misrepresentation in or omission from or nonfulfillment of any covenant on the part of USAG contained in any other agreement, certificate or other instrument furnished or to be furnished to WSN and/or WSN Shareholders by USAG pursuant to this Agreement.

                  (c) Any filing made with the Securities and Exchange Commission or state securities commissions prepared on behalf of USAG or any amendment or supplement thereto filed prior to the Closing Date.

         Section 11.3 INDEMNITY AGREEMENT OF WSN. WSN shall indemnify, defend, reimburse and hold USAG from and against any and all Losses resulting from:

                  (a) Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant on the part of WSN or WSN Shareholders, respectively, contained in this Agreement.

                  (b) Any misrepresentation in or omission from or nonfulfillment of any covenant on the part of WSN or WSN Shareholders, respectively, contained in any other agreement, certificate or other instrument furnished or to be furnished to USAG by them pursuant to this Agreement.

         Section 11.4      INDEMNIFICATION PROCEDURE FOR THIRD PARTY CLAIMS.

                  (a) NOTICE OF CLAIM AND DEFENSE. The party seeking indemnification under this Article 11 shall give the party from whom indemnification is sought prompt written notice of the assertion of any third party claim of which said party has knowledge which is covered by the indemnity agreements set forth in Section 11.2 or Section 11.3. The party obligated to indemnify will undertake the defense thereof by counsel reasonably acceptable to the party seeking indemnification. If the party obligated to indemnify, within a reasonable period of time after notice of any such claim fails to defend, the party seeking indemnification will have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the party obligated to indemnify, subject to the right of the party seeking indemnification to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof. Anything in this Section 11.4 to the contrary notwithstanding, if there is a reasonable probability that a claim may adversely affect the party seeking indemnification, other than as a result of money damages or other payments, the party seeking indemnification shall have the right, at the cost and expense of the party obligated to indemnify, to defend, compromise or settle such claim.

                  (b) PAYMENT OF SUMS DUE. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency having jurisdiction over the matter related thereto, or a settlement shall have been consummated, or the parties shall have arrived at a mutually binding agreement, with respect to each separate third party claim indemnified by the party obligated to indemnify, the party seeking indemnification shall forward to the party obligated to indemnify notice of any sums due and owing by the party seeking indemnification with respect to such claim and the party obligated to indemnify shall pay such sums to the party seeking indemnification in cash, within 30 days after the date of such notice.

         Section 11.5 GOOD FAITH EFFORTS TO SETTLE DISPUTES. Each of the parties agrees that, prior to commencing any litigation against the other concerning any matter with respect to which such party intends to claim a right of indemnification in such proceedings, such parties shall meet in a timely manner and attempt in good faith to negotiate a settlement of such dispute during which time such parties shall disclose to the others all relevant information relating to such dispute.

         Section 11.6 FEES AND EXPENSES. Notwithstanding any other provision in this Article 11, in the event of any dispute or controversy, in addition to any other remedies the prevailing party may obtain in such dispute, the prevailing party in such dispute shall, be entitled to recover from the other party all of its reasonable legal fees and out-of-pocket costs incurred by such party in enforcing or defending its rights hereunder.

         Section 11.7 LITIGATION SUPPORT. If, and for so long as, any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (a) any transaction contemplated hereunder, or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date, the other party will cooperate with the contesting or defending party and its counsel in the contest or defense, make available its personnel and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party, unless the contesting or defending party is entitled to indemnification therefor under this Article 11.

                                   ARTICLE 12

                               GENERAL PROVISIONS

         Section 12.1 PUBLIC DISCLOSURE. None of the parties hereto shall issue any press release or otherwise make any public statement with respect to the transactions contemplated hereby not required by law except upon the written consent of each of the other parties hereto.

         Section 12.2 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the Parties hereto consents to such jurisdiction for the enforcement of this Agreement and matters pertaining to the transaction and activities contemplated hereby.

         Section 12.3 NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first class mail, telex or telecopies, addressed as follows:

         PARTY                              ADDRESS

         WSN                                World Shopping Network, Inc.
                                            1530 Brookhollow Dr., Suite C
                                            Santa Ana, CA 92705
                                            Attn: Mr. John Anton, President
                                            Fax: 714-427-0763




with copies to:                             Harry S. Stahl, Esq.
                                            2603 Main Street Suite 1050
                                            Irvine, CA 92614
                                            Fax: 949-794-4041

         USAG                               U.S.A. Growth Inc.
                                            900 West 1990 Street
                                            New York, NY 10040
                                            Attn:____________________
                                            Fax:_____________________


with copies to:                             Tri Star Diversified Ventures,LLC
                                            575 Anton Blvd, Suite 400
                                            Costa Mesa, CA. 92626


All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five (5) business days after deposit in any United States Post Office in the continental United States, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged or confirmed, if telecoped.

         Section 12.4 ATTORNEYS' FEES. In the event a dispute arises with respect to this Agreement, the party prevailing in such dispute shall be entitled to recover all expenses, including, without limitation, reasonable attorneys' fees and expenses incurred in ascertaining such party's rights, in preparing to enforce or in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit.

         Section 12.5 COMPLETE AGREEMENT. This Agreement supersedes any and all of the other agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and contains all of the covenants and agreements between the Parties with respect to such subject matter in any manner whatsoever. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any

Party, or anyone herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may be changed or amended only by an amendment in writing signed by all of the Parties or their respective successors-in-interest.

         Section 12.6 BINDING. This Agreement shall be binding upon and inure to the benefit of the successors-in-interest, assigns and personal representatives of the respective Parties.

         Section 12.7 UNENFORCEABLE TERMS. Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall as to such jurisdiction only be ineffective without affecting any other provision of this Agreement. To the full extent, however, that such applicable law may be waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms, the Parties hereto hereby waive such applicable law knowingly and understanding the effect of such waiver.

         Section 12.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in several counterparts and when so executed shall constitute one agreement binding on all the Parties, notwithstanding that all the Parties are not signatory to the original and same counterpart.

         Section 12.9 FURTHER ASSURANCE. From time to time each Party will execute and deliver such further instruments and will take such other action as any other Party may reasonable request in order to discharge and perform their obligations and agreements hereunder and to give effect to the intentions expressed in this Agreement.

         Section 12.10 INCORPORATION BY REFERENCE. All exhibits referred to in this Agreement are incorporated herein in their entirety by such reference.

         Section 12.11 MISCELLANEOUS PROVISIONS. The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a party hereof. The language in all parts of this agreement shall in all cases by construed in accordance with its fair meaning as if prepared by all Parties to the Agreement and not strictly for or against any of the Parties.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

                                    U.S.A. GROWTH INC.


                                    By:________________________
                                            Its: President

                                    WORLD SHOPPING NETWORK, INC.


                                    By:________________________
                                            Its: President

                                    USAG STOCKHOLDERS

                                    ___________________________

                                    ___________________________

                                    ___________________________

                                    EXHIBIT B


262    APPRAISAL RIGHTS

       (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

       (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 258, Section 263 or Section 264 of this title:

       (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

       (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock any thing except:

       a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

       b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (OR DEPOSITORY RECEIPTS IN RESPECT THEREOF) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

       c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

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       d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

       (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

       (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

       (d)    Appraisal rights shall be perfected as follows:

       (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

       (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice shall be given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it

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reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

       (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

       (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the

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hearing, in a newspaper of general circulation published in the City of
Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

       (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

       (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

       (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

       (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

       (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease.
Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

       (1) The shares of the surviving or resulting corporation to which the shares of such objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.